------------------------------
                      UNITED STATES               |OMB APPROVAL                |
             SECURITIES AND EXCHANGE COMMISSION   |OMB Number:    3235 - 0570  |
                 Washington, D.C. 20549           |Expires:  September 31, 2007|
                                                  |Estimated average burden    |
                                                  |hours per response... 19.4  |
                                                  ------------------------------

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-8032

               BARON INVESTMENT FUNDS TRUST f/k/a BARON ASSET FUND
--------------------------------------------------------------------------------
       (Exact name of registrant as specified in charter)

                          767 Fifth Avenue, 49th Floor
                               New York, NY 10153
--------------------------------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)


                            Linda S. Martinson, Esq.
                        c/o Baron Investment Funds Trust
                           767 Fifth Avenue,49th Floor
                            New York, New York 10153
--------------------------------------------------------------------------------
                  (Name and Address of Agent for Service)


Registrant's Telephone Number, including Area Code        212-583-2000
                                                   -----------------------------

Date of fiscal year end:   September 30
                        ---------------

Date of reporting period:  September 30, 2006
                         --------------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 5th Street, NW, Washington, D.C. 20549-6009. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

      Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.


SEC 2569 (01-05)

Item 1.  Baron Asset Fund Annual Report for the period ended
         September 30, 2006.

[registered castle logo]
B A R O N
F U N D S(R)


BARON FUNDS

MANAGEMENT DISCUSSION OF FUND PERFORMANCE:

   BARON ASSET FUND........................................................    2

   BARON GROWTH FUND.......................................................    4

   BARON SMALL CAP FUND....................................................    6

   BARON iOPPORTUNITY FUND.................................................    8

   BARON FIFTH AVENUE GROWTH FUND..........................................   10

FUND EXPENSES..............................................................   12

STATEMENT OF NET ASSETS....................................................   13

STATEMENTS OF ASSETS AND LIABILITIES.......................................   21

STATEMENTS OF OPERATIONS...................................................   22

STATEMENTS OF CHANGES IN NET ASSETS........................................   23

NOTES TO FINANCIAL STATEMENTS..............................................   24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM....................   34

DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY CONTRACTS.............   35

UNAUDITED TAX INFORMATION..................................................   36

MANAGEMENT OF THE FUNDS....................................................   36

767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com

ANNUAL FINANCIAL REPORT                                       SEPTEMBER 30, 2006

DEAR BARON FUNDS
SHAREHOLDER:

Attached you will find audited financial statements for Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund for their fiscal years ended September 30, 2006. The Securities and Exchange Commission requires mutual funds to furnish these statements semi-annually to their shareholders.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,


/s/ Ronald Baron
-------------------------------------
    Ronald Baron
    CEO and Chief Investment Officer
    November 27, 2006


/s/ Peggy Wong
-------------------------------------
    Peggy Wong
    Treasurer and CFO
    November 27, 2006

A description of the Funds' proxy voting policies and procedures is available without charge on the Funds' website, www.BaronFunds.com, or by calling 1-800-99-BARON and on the SEC's website at www.sec.gov. The Funds' most current proxy voting record, Form N-PX, is also available on the Funds' website, www.BaronFunds.com and on the SEC's website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the SEC's Public Reference Room may be obtained by calling 800-SEC-0330. A copy of the Funds' Forms N-Q may also be obtained upon request by contacting Baron Funds at 1-800-992-2766. Schedules of Portfolio Holdings current to the most recent quarter are also available at www.BaronFunds.com.

----------

Some of the comments are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "expect", "should", "could", "believe", "plan" and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of the Company only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time based on market and other conditions and Baron has no obligation to update them.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Funds unless accompanied or preceded by the Funds' current prospectus.

BARON ASSET FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON
       ASSET FUND** IN RELATION TO THE RUSSELL 2500* AND THE RUSSELL 2000*

                                  [LINE CHART]

-------------------------------------------------------------------------
     Date              Baron Asset Fund    Russell 2000       Russell 2500
-------------------------------------------------------------------------
     6/12/1987              10,000             10,000             10,000
     9/30/1987              11,950             10,530             10,655
     9/30/1988              13,234              9,400              9,692
     9/30/1989              18,521             11,421             12,039
     9/30/1990              12,838              8,322              9,114
     9/30/1991              17,760             12,077             13,394
     9/30/1992              19,484             13,155             14,770
     9/30/1993              26,595             17,521             19,218
     9/30/1994              28,728             17,980             19,766
     9/30/1995              38,003             22,187             24,812
     9/30/1996              46,098             25,101             28,740
     9/30/1997              61,656             33,432             38,600
     9/30/1998              51,946             27,074             32,264
     9/30/1999              67,092             32,237             39,292
     9/30/2000              82,418             39,778             50,893
     9/30/2001              56,741             31,342             41,339
     9/30/2002              55,301             28,429             38,257
     9/30/2003              64,210             38,802             51,873
     9/30/2004              76,779             46,086             61,478
     9/30/2005              96,135             54,359             74,566
     9/30/2006             107,231             59,753             81,130

Information Presented by Fiscal Year as of September 30

                                                         Baron Asset Fund
                                                         Russell 2500
                                                         Russell 2000


AVERAGE ANNUAL TOTAL RETURNS
for the periods ended September 30, 2006

                                                            SINCE
                                                          INCEPTION
                      ONE YEAR   FIVE YEARS   TEN YEARS    06/12/87
-------------------------------------------------------------------
Baron Asset Fund **    11.54%      13.58%       8.81%       13.08%
Russell 2000*           9.92%      13.78%       9.06%        9.70%
Russell 2500*           8.80%      14.44%      10.94%       11.46%

----------

* The Russell 2000 and the Russell 2500 are unmanaged indexes. The Russell 2000 measures the performance of small companies and the Russell 2500 of small to mid-sized companies. The Russell 2500, Russell 2000, and the Fund are with dividends. The inclusion of dividends positively impacts the performance results of the Fund and the indexes.
** Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

--------------------------------------------------------------------------------

BARON ASSET FUND
--------------------------------------------------------------------------------

TOP 10 HOLDINGS (AS A PERCENTAGE OF NET ASSETS) AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------
                                                                        % OF NET
                                                                         ASSETS
--------------------------------------------------------------------------------
Charles Schwab Corp.                                                       4.7%
Wynn Resorts, Ltd.                                                         4.5%
ChoicePoint, Inc.                                                          4.5%
Chicago Mercantile Exchange Holdings, Inc., Cl A                           3.6%
Vail Resorts, Inc.                                                         3.6%
XTO Energy, Inc.                                                           2.9%
Alexander's, Inc.                                                          2.9%
Manor Care, Inc.                                                           2.3%
Polo Ralph Lauren Corp., Cl A                                              2.0%
C.H. Robinson Worldwide, Inc.                                              2.0%
--------------------------------------------------------------------------------
                                                                          33.0%
--------------------------------------------------------------------------------

                             TOP TEN INDUSTRY GROUPS
                            AS OF SEPTEMBER 30, 2006
                         (AS A PERCENTAGE OF NET ASSETS)

                                   [PIE CHART]

Cash and Cash Equivalents                       7.8%
Recreation and Resorts                         10.9%
Business Services                               9.6%
Financial Services - Brokerage and Exchanges    9.2%
Healthcare Services                             5.6%
Energy Services                                 5.5%
Financial Services - Insurance                  5.2%
Financial Services - Asset Management           4.8%
Real Estate - REITs                             4.1%
Healthcare Facilities                           4.2%
Transportation                                  3.2%
Other                                          29.9%

Baron Asset Fund performed well in the fiscal year ended September 30, 2006, gaining 11.54%. These results compared favorably with the return of the Fund's comparative indexes. The Russell 2000 gained 9.92% and the Russell 2500 gained 8.80% in the year ended September 30, 2006. The Fund's results also compared favorably with those of its small- and mid-cap peers. According to Morningstar*, its small-cap growth category (consisting of 787 funds at September 30, 2006) gained 4.19% and the mid-cap growth category (consisting of 989 funds at September 30, 2006) gained 5.23% in the year ending September 30, 2006.

Baron Asset Fund continued to significantly outperform its Morningstar peer group of small- and mid-cap growth funds for the three and five year periods ended September 30, 2006, and to outperform its peer groups for the ten year period ended September 30, 2006. For the three years ended September 30, 2006, the Fund gained 18.64% per year as compared to 12.41% per year for the Morningstar mid-cap growth category (consisting of 821 funds at September 30, 2006) and 10.93% per year for the Morningstar small-cap growth category (consisting of 658 funds as of September 30, 2006). For the five years ended September 30, 2006, the Fund gained 13.58% per year as compared to 8.84% per year for the Morningstar mid-cap growth category (consisting of 637 funds at September 30, 2006) and 9.07% per year for the Morningstar small-cap growth category (consisting of 518 funds as of September 30, 2006). For the ten years ended September 30, 2006, the Fund gained 8.81% per year as compared to 7.46% per year for the Morningstar mid-cap growth category (consisting of 232 funds at September 30, 2006) and 7.13% per year for the Morningstar small-cap growth category (consisting of 200 funds at September 30, 2006).

Baron Asset Fund invests in small- and medium-sized growth companies for the long-term while using value-oriented purchase and sell disciplines. The Fund purchases companies that we believe have sustainable competitive advantages and strong financial characteristics, operating in industries with favorable macroeconomic trends, led by strong managements. In fiscal 2006, the Fund continued its strategy of further diversifying its investment portfolio by adding what we believe to be well-financed, well-managed small and mid-cap growth businesses. We rely on our research team to determine what these businesses may earn in four to five years, and we purchase these securities at valuations that we believe will allow for their share price to double within four years.

The Fund's performance was not uniform across the year. Baron Asset Fund's performance was strong in the first and second fiscal quarters, up 4.51% and 9.33% respectively, down 2.62% in the third fiscal quarter and up 0.25% in the fourth fiscal quarter. The performance of the market indexes was weaker than that of the Fund in the first and third fiscal quarters, relatively stronger in the second fiscal quarter, and slightly better for the fourth fiscal quarter of the year. Baron Asset Fund's performance was not uniform across industries either. Below we discuss the most positive and negative contributors to the Fund's performance during the past year.

The Fund's best performing industry was Recreation & Resorts. The Fund's gaming investments, most notably Wynn Resorts and Kerzner International, added to the strong performance of the Recreation and Resorts' industry. The gaming industry interests us because it offers communities not just entertainment for their residents but economic development, jobs and enhanced tax revenues. The Fund's performance was also strong in Financial Services (Brokerage and Exchanges, Asset Management, Insurance, and Miscellaneous) and Transportation. The Fund was most negatively impacted by the Real Estate - Home Building industry. The share price of home building stocks fell as new home orders dropped considerably from last year's peak levels. New order rates were affected by various factors, including the elimination of investors and speculators from the market, increased mortgage rates and the associated implications for home affordability, and that many true buyers may be waiting on the sidelines until they perceive the market has stabilized. We believe that the sector is still reasonably attractive, as most companies in our view are selling at a modest premium to their book values. The Fund was also negatively impacted by its holdings in Energy Services.

In fiscal year 2007, the Fund expects to continue to invest in companies that, in our opinion, are undervalued relative to their long-term growth prospects and have the ability to sustain superior levels of profitability. We intend to continue to identify companies through our independent research efforts. We expect the Fund will remain diversified not only by industry and investment theme, but also by external factors we believe could affect company performance. This approach to investing in companies, not trading of stocks, we believe will allow the Fund to produce above-average rates of return while keeping an attractive risk profile.

----------
* The Morningstar composites are not weighted and represent the straight average of the annualized returns of each of the funds in the categories.

BARON GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
             IN BARON GROWTH FUND** IN RELATION TO THE RUSSELL 2000*

                                  [LINE CHART]

------------------------------------------------------
     Date          Baron Growth Fund     Russell 2000
------------------------------------------------------
      1/3/1995         10,000               10,000
     9/30/1995         14,770               12,573
     9/30/1996         18,575               14,224
     9/30/1997         25,469               18,945
     9/30/1998         20,855               15,341
     9/30/1999         29,868               18,267
     9/30/2000         35,431               22,541
     9/30/2001         33,286               17,760
     9/30/2002         34,956               16,108
     9/30/2003         42,333               21,988
     9/30/2004         50,463               26,115
     9/30/2005         59,591               30,803
     9/30/2006         63,976               33,860

Information Presented by Fiscal Year as of September 30

                                                    Baron Growth Fund
                                                    Russell 2000


AVERAGE ANNUAL TOTAL RETURNS
for the periods ended September 30, 2006

                                                             SINCE
                                                           INCEPTION
                       ONE YEAR   FIVE YEARS   TEN YEARS    12/31/94
--------------------------------------------------------------------
Baron Growth Fund **     7.36%      13.96%       13.16%      17.11%
Russell 2000*            9.92%      13.78%        9.06%      10.94%

----------
* The Russell 2000 is an unmanaged index that measures the performance of small companies. The Russell 2000 and the Fund are with dividends. The inclusion of dividends positively impacts the performance results of the Fund and the Russell 2000.
** Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
--------------------------------------------------------------------------------

BARON GROWTH FUND
--------------------------------------------------------------------------------

TOP 10 HOLDINGS (AS A PERCENTAGE OF NET ASSETS) AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------
                                                                        % OF NET
                                                                         ASSETS
--------------------------------------------------------------------------------
Wynn Resorts, Ltd.                                                         3.0%
Jefferies Group, Inc.                                                      2.6%
CB Richard Ellis Group, Inc., Cl A                                         2.3%
Four Seasons Hotels, Inc.                                                  2.2%
Dicks Sporting Goods, Inc.                                                 2.1%
AMERIGROUP Corp.                                                           2.1%
Arch Capital Group, Ltd.                                                   2.0%
The First Marblehead Corp.                                                 1.8%
Station Casinos, Inc.                                                      1.8%
Manor Care, Inc.                                                           1.8%
--------------------------------------------------------------------------------
                                                                          21.7%
--------------------------------------------------------------------------------

                             TOP TEN INDUSTRY GROUPS
                            AS OF SEPTEMBER 30, 2006
                         (AS A PERCENTAGE OF NET ASSETS)

                                   [PIE CHART]

Cash and Cash Equivalents                         2.7%
Retail- Specialty Stores                         10.2%
Recreation and Resorts                           10.1%
Energy Services                                   6.4%
Restaurants                                       4.8%
Healthcare Services - Insurance                   4.6%
Financial Services - Banking                      4.6%
Financial Services - Brokerage and Exchanges      4.6%
Healthcare Facilities                             3.9%
Financial Services - Miscellaneous                3.8%
Business Services                                 3.6%
Other                                            40.7%

Baron Growth Fund performed well in the fiscal year ended September 30, 2006 in absolute terms and compared to its small-cap growth peers, but its performance was weak relative to the Fund's indexes. In the fiscal year ending September 30, 2006, the Fund gained 7.36%, the Russell 2000, an index of small-cap stocks, gained 9.92% and the S&P 500 gained 10.77%. According to Morningstar*, its small cap growth category (consisting of 787 funds at September 30, 2006) gained 4.19% in the year ending September 30, 2006. According to Morningstar*, the Fund has significantly outperformed its small- cap growth peers in the three, five and ten year periods ending September 30, 2006. For the three year period ended September 30, 2006, the Fund was up 14.76% per year versus 10.93% per year for its small-cap growth category peers (consisting of 658 funds as of September 30, 2006). For the five year period ended September 30, 2006, the Fund was up 13.96% per year versus 9.07% per year for its small-cap growth category peers (consisting of 518 funds as of September 30, 2006). For the ten year period ended September 30, 2006, the Fund was up 13.16% per year versus 7.13% for its small-cap growth category peers (consisting of 200 funds as of September 30, 2006).

Baron Growth Fund is a long-term investor in small-sized growth companies. The Fund, through its own independent research of companies, utilizes an investment approach that it believes allows it to look beyond the current market environment and develop conviction in the potential profitability of a business, and therefore its value in the future. We rely on our research team to determine what these businesses may earn in four and five years. We purchase securities that we believe will double in value within four years. The Fund invests in businesses we believe have long-term sustainable competitive advantages that can be purchased at what we believe are attractive prices.

The Fund's performance was not uniform across the year. Baron Growth Fund's performance was up in the first fiscal quarter, 3.20%, and its performance was strong in the second fiscal quarter, up 11.23%, but its performance was weak the second half of the fiscal year. The performance of the Russell 2000 was weaker than that of the Fund in the first and third fiscal quarters, stronger in the second fiscal quarter, and rebounding slightly in the fourth fiscal quarter. Baron Growth Fund's performance was not uniform across industries either. Below we discuss the most positive and negative contributors to the Fund's performance during the past year.

The Fund's best performing industries were Retail - Specialty Stores and Recreation & Resorts. The Fund's gaming investments, most notably Wynn Resorts and Kerzner International, added to the strong performance of the Recreation and Resorts' industry. The gaming industry interests us because it offers communities not just entertainment for their residents but economic development, jobs and enhanced tax revenues. J. Crew Group, a relatively new addition to the Fund's portfolio, was the best performing security in the Retail - Specialty Stores industry for the year. J. Crew is a nationally recognized apparel and accessories brand that we believe embraces a high standard of style, quality and customer service, traits we often look for in our specialty stores investments. The Fund also performed well with its Financial Services (Miscellaneous, Brokerage & Exchanges and Asset Management), Communications, Real Estate and Health Services - Insurance industries. The Fund was most negatively impacted by the Energy Services industry. The Fund's Energy investments performed poorly, as falling commodity prices depressed valuations throughout the sector. We believe oil and natural gas prices fell due to the combination of rising oil inventories and fears of a slowing economy. Despite the decline in the price of oil and natural gas, we remain optimistic about our energy investments. The Fund was also negatively impacted by its holdings in Real Estate - Home Building.

In fiscal 2007 the Fund intends to continue to invest in small businesses that we believe have the potential to grow substantially in the years ahead.

----------
* The Morningstar composites are not weighted and represent the straight average of the annualized returns of each of the funds in the categories.

BARON SMALL CAP FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
           IN BARON SMALL CAP FUND** IN RELATION TO THE RUSSELL 2000*

                                  [LINE CHART]

------------------------------------------------------
     Date         Baron Small Cap Fund   Russell 2000
------------------------------------------------------
     9/30/1997         10,000               10,000
     9/30/1998          8,610                8,098
     9/30/1999         13,370                9,643
     9/30/2000         16,050               11,898
     9/30/2001         13,027                9,375
     9/30/2002         14,095                8,503
     9/30/2003         18,210               11,606
     9/30/2004         20,236               13,785
     9/30/2005         25,003               16,260
     9/30/2006         26,385               17,873

Information Presented by Fiscal Year as of September 30

                                                        Baron Small Cap Fund
                                                        Russell 2000


AVERAGE ANNUAL TOTAL RETURNS
for the periods ended September 30, 2006

                                                    SINCE
                                                  INCEPTION
                          ONE YEAR   FIVE YEARS    09/30/97
-----------------------------------------------------------
Baron Small Cap Fund **     5.52%      15.16%       11.38%
Russell 2000*               9.92%      13.78%        6.67%

----------
* The Russell 2000 is an unmanaged index that measures the performance of small companies. The Russell 2000 and the Fund are with dividends. The inclusion of dividends positively impacts the performance results of the Fund and the Russell 2000.
** Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
--------------------------------------------------------------------------------

BARON SMALL CAP FUND
--------------------------------------------------------------------------------

TOP 10 HOLDINGS (AS A PERCENTAGE OF NET ASSETS) AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------
                                                                        % OF NET
                                                                         ASSETS
--------------------------------------------------------------------------------
CB Richard Ellis Group, Inc., Cl A                                         2.5%
American Tower Corp., Cl A                                                 2.5%
SBA Communications, Corp., Cl A                                            2.3%
Brookdale Senior Living, Inc.                                              2.2%
Gaylord Entertainment Co.                                                  2.1%
FLIR Systems, Inc.                                                         2.0%
Wynn Resorts, Ltd.                                                         2.0%
Eagle Materials, Inc.                                                      1.8%
Covanta Holding Corp.                                                      1.8%
Penn National Gaming, Inc.                                                 1.8%
--------------------------------------------------------------------------------
                                                                          21.0%
--------------------------------------------------------------------------------

                             TOP TEN INDUSTRY GROUPS
                            AS OF SEPTEMBER 30, 2006
                         (AS A PERCENTAGE OF NET ASSETS)

                                   [PIE CHART]

Cash and Cash Equivalents    3.2%
Recreation and Resorts       9.0%
Retail - Specialty Stores    7.1%
Communications               5.8%
Restaurants                  5.2%
Medical Equipment            5.1%
Manufacturing                4.7%
Transportation               4.4%
Healthcare Facilities        3.9%
Government Services          3.7%
Energy Services              3.7%
Other                       44.2%

Baron Small Cap Fund performed well in the fiscal year ended September 30, 2006 in both absolute terms and when compared to its small-cap growth peers, but its performance was weaker than that of its comparative indexes. In the fiscal year ending September 30, 2006, the Fund gained 5.52%, the Russell 2000, an index of small cap stocks, gained 9.92% and the S&P 500 gained 10.77%. According to Morningstar*, its small-cap growth category (consisting of 787 funds at September 30, 2006) gained 4.19% in the year ending September 30, 2006. According to Morningstar*, the Fund has significantly outperformed its small-cap growth peers in the three and five year periods ending September 30, 2006. For the three year period ended September 30, 2006, the Fund was up 13.16% per year versus 10.93% per year for its small-cap growth category peers (consisting of 658 funds as of September 30, 2006). For the five year period ended September 30, 2006, the Fund was up 15.16% per year versus 9.07% for its small-cap growth category peers (consisting of 518 funds as of September 30, 2006).

Baron Small Cap Fund invests in small-cap growth companies. The Fund is a long-term investor in what we believe are well run small-cap growth businesses that can be purchased at prices that represent a significant discount to our assessment of true value. We rely on our research team to determine what these businesses may earn in four and five years, and we attempt to purchase these businesses at valuations that allow their share price to double within four years.

The Fund's performance was not uniform across the year. Baron Small Cap Fund's performance was up in the first fiscal quarter, 3.64% and its performance was strong in the second fiscal quarter, up 11.31%, but its performance was weak in the second half of the fiscal year. The performance of the Russell 2000 was weaker than that of the Fund in the first fiscal quarter and stronger in the last three fiscal quarters. Baron Small Cap Fund's performance was not uniform across industries either. Below we discuss the most positive and negative contributors to the Fund's performance during the past year.

The Fund's best performing industry was Communications. American Tower and SBA Communications were the two best performing securities in the Communications industry. We have long been believers in the strong growth of wireless communication services and the associated need for tower space. We have always liked the tower business model, where solid revenue growth and fixed costs have been leveraged into significant incremental profits. The Fund also performed well with its Recreation and Resorts, Medical Equipment, Retail- Specialty Stores, Healthcare Facilities, and Real Estate investments.

The Fund was most negatively impacted by the Education industry. We believe that the Education industry is still reasonably attractive and we think that proprietary colleges like Apollo Group and Strayer Education (two of the Fund's holdings) can provide affordable and quality education and make a profit doing so. The Fund was also negatively impacted by its holdings in Media and Real Estate - Home Building.

In fiscal 2007 the Fund intends to continue to invest in companies that, in our opinion, are undervalued relative to their long-term growth prospects and ability to sustain superior levels of profitability. Baron Small Cap's investments fall into three categories: Growth Stocks, Fallen Angels and Special Situations. The Fund intends to continue to invest in "Growth Stocks" that we believe have significant long-term growth prospects and can be purchased at what we believe are attractive prices because their prospects have not yet been appreciated by investors. "Fallen Angels" are companies that we believe have strong long-term franchises but have disappointed investors with short-term results, creating what we believe is a buying opportunity. "Special Situations" include spin-offs and recapitalizations, where lack of investor awareness creates opportunities to purchase what we believe are strong businesses at attractive prices.

----------
* The Morningstar composites are not weighted and represent the straight average of the annualized returns of each of the funds in the categories.

BARON iOPPORTUNITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
                 IN BARON iOPPORTUNITY FUND** IN RELATION TO THE
                         S&P 500* AND NASDAQ COMPOSITE*

                                  [LINE CHART]

-------------------------------------------------------------------------
     Date         Baron iOpportunity Fund    S & P 500            Nasdaq
-------------------------------------------------------------------------
     2/29/2000              10,000             10,000             10,000
     9/30/2000               8,760             10,582              7,820
     9/30/2001               4,105              7,760              3,191
     9/30/2002               3,643              6,173              2,496
     9/30/2003               6,503              7,673              3,805
     9/30/2004               7,607              8,737              4,039
     9/30/2005               9,193              9,809              4,581
     9/30/2006              10,086             10,865              4,808

Information Presented by Fiscal Year as of September 30

                                                Baron iOpportunity Fund
                                                S&P 500
                                                NASDAQ Composite


AVERAGE ANNUAL TOTAL RETURNS
for the periods ended September 30, 2006

                                                       SINCE
                                                     INCEPTION
                             ONE YEAR   FIVE YEARS    02/29/00
--------------------------------------------------------------
Baron iOpportunity Fund **     9.72%      19.70%       0.13%
NASDAQ Composite*              4.96%       8.55%     (10.53%)
S&P 500*                      10.77%       6.96%       1.27%

----------
* The NASDAQ Composite and the S&P 500 are unmanaged indexes. The NASDAQ Composite tracks the performance of market-value weighted common stocks listed on NASDAQ and the S&P 500 measures the performance of larger-cap equities in the stock market in general. The NASDAQ Composite is without dividends. The S&P 500 and the Fund are with dividends. The inclusion of dividends positively impacts the performance results of the Fund and the S&P 500.
** Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance data also does not reflect the imposition of a short-term trading fee of 1% on redemptions of the Fund's shares held for less than six months.
--------------------------------------------------------------------------------

BARON iOPPORTUNITY FUND
--------------------------------------------------------------------------------

TOP 10 HOLDINGS (AS A PERCENTAGE OF NET ASSETS) AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------
                                                                        % OF NET
                                                                         ASSETS
--------------------------------------------------------------------------------
Charles Schwab Corp.                                                       4.1%
Apple Computer, Inc.                                                       4.1%
Research in Motion, Ltd.                                                   3.8%
Equinix, Inc.                                                              3.8%
E*TRADE Financial Corp.                                                    3.8%
Google, Inc., Cl A                                                         3.7%
Chicago Mercantile Exchange Holdings, Inc., Cl A                           3.3%
Comcast Corp., Cl A                                                        3.1%
Electronic Arts, Inc.                                                      3.0%
Best Buy Co., Inc.                                                         2.8%
--------------------------------------------------------------------------------
                                                                          35.5%
--------------------------------------------------------------------------------

                             TOP TEN INDUSTRY GROUPS
                            AS OF SEPTEMBER 30, 2006
                         (AS A PERCENTAGE OF NET ASSETS)

                                   [PIE CHART]

Communications                              22.4%
Financial Services - Brokerage & Exchanges  14.6%
Media                                       12.2%
Advertising Services                         8.3%
Consumer Services                            5.1%
Real Estate                                  4.4%
Leisure                                      4.2%
Enterprise Hardware                          4.1%
Computer Technology                          4.1%
Business Services                            3.9%
Other                                       11.6%
Cash and Cash Equivalents                    5.1%

Baron iOpportunity Fund's performance was strong in the fiscal year ended September 30, 2006, gaining 9.72%. The Fund's relative indexes, the S&P 500 and NASDAQ Composite, were also strong during this period, gaining 10.77% and 4.96%, respectively. According to Morningstar*, its mid-cap growth category (consisting of 989 funds at September 30, 2006) gained 5.23% in the year ending September 30, 2006.

Baron iOpportunity Fund outperformed its Morningstar peer group of mid-cap growth funds for the three years ending September 30, 2006, and significantly outperformed its peer group for the five years ending September 30, 2006. For the three year period ended September 30, 2006, the Fund gained 15.75% per year as compared to 12.41% per year for the Morningstar mid-cap growth category (consisting of 821 funds at September 30, 2006). For the five year period ended September 30, 2006, the Fund gained 19.70% per year as compared to 8.84% per year for the Morningstar mid-cap growth category (consisting of 637 funds at September 30, 2006).

Baron iOpportunity Fund, like the other Baron Funds, utilizes value purchase disciplines while investing in growth companies that we believe have significant long-term information technology opportunities. We believe that our independent research will identify investment opportunities that are attractively priced relative to their future prospects. We further believe that many Internet businesses are at an early stage of development and that most Internet opportunities have yet to be discerned.

The Fund's performance was not uniform across the year. Baron iOpportunity Fund's performance was strong in the first and second fiscal quarters, up 6.11% and 7.41% respectively, lost 6.13% in the third fiscal quarter and up 2.55% in the fourth fiscal quarter. The performance of the NASDAQ was weaker than the Fund's performance in the first three fiscal quarters, and stronger in the last fiscal quarter. Baron iOpportunity Fund's performance was not uniform across industry sectors either. Below we discuss the most positive and negative contributors to the Fund's performance during the past year.

The Fund's best performing industry was Communications. American Tower and SBA Communications were two of the best performing securities in the industry. We have long been believers in the strong growth of wireless communication services and the associated need for tower space. We have always liked the tower business model, where solid revenue growth and fixed costs have been leveraged into significant incremental profits. The Fund's performance was also strong in Financial Services - Brokerage and Exchanges, Business Services, Computer Technology, and Consumer Services industries.

The Fund was most negatively impacted by the Enterprise Hardware industry. Dell and Intel were the two worst performing securities in the Enterprise Hardware industry. Dell's revenue growth lagged as computer buying patterns shifted from corporate desktops to consumer laptops, where Dell's direct distribution model is less meaningful. Dell also suffered from poor customer service. Intel lost share to competitor AMD and had to lower prices to clear inventory of older chips, which hurt its gross margins. Since fiscal year end, we have sold our Dell position out of the Fund and sold down our position in Intel. The Fund was also negatively affected by its holdings in Media and Advertising Services.

In fiscal year 2007, the Fund expects to continue to invest in both Internet-related businesses, as well as established companies that we believe have significant and scalable information technology growth opportunities. We believe the Fund distinguishes itself from other Internet funds because of its value orientation and industry diversification.

----------
* The Morningstar composites are not weighted and represent the straight average of the annualized returns of each of the funds in the categories.

BARON FIFTH AVENUE GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            COMPARISION OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
         IN BARON FIFTH AVENUE GROWTH FUND** IN RELATION TO THE S&P 500*

                                  [LINE CHART]

----------------------------------------------------------------
     Date            Baron Fifth Avenue Growth Fund    S & P 500
----------------------------------------------------------------
     4/30/2004                   10,000                  10,000
     9/30/2004                    9,890                  10,131
     9/30/2005                   11,560                  11,380
     9/30/2006                   12,220                  12,605

Information Presented by Fiscal Year as of September 30

                                                Baron Fifth Avenue Growth Fund
                                                S&P 500


AVERAGE ANNUAL TOTAL RETURNS
for the periods ended September 30, 2006

                                                 SINCE
                                               INCEPTION
                                   ONE YEAR   04/30/2004
--------------------------------------------------------
Baron Fifth Avenue Growth Fund**      5.71%       8.65%
S&P 500*                             10.77%      10.05%

----------
* The S&P 500 is an unmanaged index that measures the performance of larger-cap equities in the stock market in general. The S&P 500 and the Fund are with dividends. The inclusion of dividends positively impacts the performance results of the Fund and the S&P 500.
** Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
--------------------------------------------------------------------------------

BARON FIFTH AVENUE GROWTH FUND
--------------------------------------------------------------------------------

TOP 10 HOLDINGS (AS A PERCENTAGE OF NET ASSETS) AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------
                                                               % OF NET
                                                                ASSETS
--------------------------------------------------------------------------------
The Procter & Gamble Co.                                          4.3%
American Express Co.                                              4.2%
Microsoft Corp.                                                   3.7%
PepsiCo, Inc.                                                     3.4%
Las Vegas Sands Corp.                                             3.3%
Charles Schwab Corp.                                              3.3%
Diageo Plc                                                        3.2%
Johnson & Johnson                                                 3.2%
Walt Disney Co.                                                   3.1%
Apple Computer, Inc.                                              2.8%
--------------------------------------------------------------------------------
                                                                 34.5%
--------------------------------------------------------------------------------

                             TOP TEN INDUSTRY GROUPS
                            AS OF SEPTEMBER 30, 2006
                         (AS A PERCENTAGE OF NET ASSETS)

                                   [PIE CHART]

Cash and Cash Equivalents                    (1.5%)
Consumer Products                            12.3%
Financial Services - Brokerage & Exchanges    9.6%
Recreation and Resorts                        7.2%
Retail - Consumer Staples                     8.1%
Media                                         9.6%
Energy Services                               4.9%
Business Services                             5.0%
Healthcare Services - Insurance               5.2%
Retail - Specialty Stores                     4.8%
Computer Technology                           6.5%
Other                                        28.3%

Baron Fifth Avenue Growth Fund gained 5.71% in the fiscal year ended September 30, 2006. The Fund's relative index, the S&P 500, with a 10.77% return was stronger during the same period. Baron Fifth Avenue Growth Fund outperformed its Morningstar peer group of large-cap growth funds for the one- year period ending September 30, 2006. According to Morningstar*, the large- cap growth category (consisting of 1,693 funds at September 30, 2006) gained 4.59% in the year ending September 30, 2006.

Baron Fifth Avenue Growth Fund focuses on the long-term fundamental prospects of the businesses in which it invests. This contrasts with other investors' focus on historical operating results or current earnings expectations. Baron believes that historical results and the outlook for near-term earnings are often not indicative of superior longer-term prospects that can be identified through research efforts. The Fund believes it can gain an investment advantage through its independent and exhaustive research of businesses. The Fund attempts to purchase what it believes are great large-cap companies with exciting prospects at attractive prices when we think prospects are misunderstood, markets react to short-term events, or experts are wrong.

The Fund's performance was not uniform across the fiscal year. Baron Fifth Avenue Growth Fund's performance was up in the first and second fiscal quarters, up 2.94% and 4.12% respectively, lost 4.20% in the third fiscal quarter and up 2.95% in the fourth fiscal quarter. The performance of the comparative index was weaker in the first fiscal quarter than the Fund's performance and relatively stronger in the last three quarters. The Fund's performance was not uniform across industries either. Below we discuss the most positive and negative contributors to the Fund's performance during the past year.

The Fund's best performing industry was Financial Services - Brokerage and Exchanges. We believe the strong performance of the Financial Services - Brokerage and Exchanges industry reflected investors' increased optimism about macro factors of economic growth, such as, lower interest rates and new highs in the stock market. The Fund's performance was also strong in Recreation and Resorts, Computer Technology, Consumer Products, Media, Real Estate - REITs, Retail - Consumer Staples, and Financial Services - Banking industries. The Fund's performance was most negatively impacted by the Real Estate - Home Building industry. The share price of home-building stocks fell as new home orders dropped considerably from last year's peak levels. New-order rates were affected by various factors, including the elimination of investors and speculators from the market, increased mortgage rates and the associated implications for home affordability, and that many true buyers may be waiting on the sidelines until they perceive the market has stabilized. The Fund was also negatively impacted by its holdings in Consumer Services, Enterprise Hardware, and Energy Services.

In fiscal 2007, the Fund intends to invest in what we believe are some of the best companies in America. Baron Fifth Avenue Growth Fund is positioned, in our view, in blue chip, best of breed growth companies with a strong emphasis on quality to reduce risk. We believe the key to long-term stock appreciation is consistent earnings growth. We invest in those companies that are market share leaders which often dominate their industries. The companies often have strong franchises and brand names, and, we think, avoid fads and other short- term, unsustainable trends. We target companies that are the low-cost operators in their industries having, in our view, high barriers to entry. We also try to invest in growth companies that are positioned in industries that are themselves growing as opposed to industries that are stagnant or structurally challenged.

----------
* The Morningstar composites are not weighted and represent the straight average of the annualized returns of each of the funds in the categories.

BARON FUNDS
--------------------------------------------------------------------------------

FUND EXPENSES (UNAUDTED)
--------------------------------------------------------------------------------

     As a shareholder of the Funds, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include advisory fess, distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. Transaction costs, as in the case of Baron iOpportunity Fund, may include redemption fees. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

     This Example is based on an investment of $1,000 invested on April 1, 2006 and held for six months ended September 30, 2006.

ACTUAL EXPENSES

     The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide you ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled "Expenses Paid During the Period".

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2006*

                                                                                                   EXPENSES
                                                  BEGINNING           ENDING         ANNUALIZED      PAID
                                 ACTUAL TOTAL   ACCOUNT VALUE      ACCOUNT VALUE       EXPENSE    DURING THE
                                    RETURN      APRIL 1, 2006   SEPTEMBER 30, 2006     RATIOS      PERIOD #
                                 ------------   -------------   ------------------   ----------   ----------
BARON ASSET FUND                    (2.37%)       $1,000.00           $976.28            1.32%       $6.54
BARON GROWTH FUND                   (6.48%)        1,000.00            935.25            1.31%        6.36
BARON SMALL CAP FUND                (8.53%)        1,000.00            914.70            1.33%        6.38
BARON iOPPORTUNITY FUND             (3.74%)        1,000.00            962.64            1.43%        7.04
BARON FIFTH AVENUE GROWTH FUND      (1.37%)        1,000.00            986.28            1.39%        6.92

----------
* Assumes all reinvestment of dividends and capital gain distributions, if any.
# Expenses are equal to each Fund's respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent Fiscal half-year, then divided by 365.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2006

                                                                                                   EXPENSES
                                 HYPOTHETICAL     BEGINNING           ENDING         ANNUALIZED      PAID
                                  ANNUALIZED    ACCOUNT VALUE      ACCOUNT VALUE       EXPENSE    DURING THE
                                 TOTAL RETURN   APRIL 1, 2006   SEPTEMBER 30, 2006     RATIOS      PERIOD #
                                 ------------   -------------   ------------------   ----------   ----------
BARON ASSET FUND                     5.00%        $1,000.00          $1,018.45          1.32%        $6.68
BARON GROWTH FUND                    5.00%         1,000.00           1,018.50          1.31%         6.63
BARON SMALL CAP FUND                 5.00%         1,000.00           1,018.40          1.33%         6.73
BARON iOPPORTUNITY FUND              5.00%         1,000.00           1,017.90          1.43%         7.23
BARON FIFTH AVENUE GROWTH FUND       5.00%         1,000.00           1,018.10          1.39%         7.03

----------
# Expenses are equal to each Fund's respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent Fiscal half-year, then divided by 365.

BARON ASSET FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2006

     Shares                                             Cost           Value
--------------------------------------------------------------------------------
COMMON STOCKS (91.89%)
--------------------------------------------------------------------------------
            ADVERTISING SERVICES (0.72%)
  485,000   Getty Images, Inc.*                     $ 31,224,988   $ 24,094,800

            APPAREL (2.02%)
1,050,000   Polo Ralph Lauren Corp., Cl A             22,642,344     67,924,500

            BUSINESS SERVICES (9.63%)
1,400,000   Brown & Brown, Inc.                       29,309,040     42,784,000
4,190,000   ChoicePoint, Inc.*+                       47,851,592    150,002,000
1,300,000   Iron Mountain, Inc.*                      36,556,664     55,822,000
1,150,000   Robert Half Intl., Inc.                    1,202,006     39,065,500
  650,000   SEI Investments Co.                       24,895,335     36,523,500
                                                    ------------   ------------
                                                     139,814,637    324,197,000
            CONSULTING (0.54%)
  280,000   Moody's Corp.                              7,256,123     18,306,400

            DISTRIBUTION (2.06%)
1,000,000   Fastenal Co.                              41,627,382     38,570,000
  800,000   Pool Corp.                                35,926,379     30,800,000
                                                    ------------   ------------
                                                      77,553,761     69,370,000
            EDUCATION (1.54%)
  500,000   Apollo Group, Inc., Cl A*                  4,894,672     24,620,000
1,275,000   DeVry, Inc.*                               7,614,588     27,119,250
                                                    ------------   ------------
                                                      12,509,260     51,739,250
            ENERGY SERVICES (5.51%)
  350,000   Arch Coal, Inc.                            8,679,590     10,118,500
1,100,000   Helmerich & Payne, Inc.                   37,021,701     25,333,000
  500,000   SEACOR Holdings, Inc.*                    14,322,278     41,250,000
  200,000   Ultra Petroleum Corp.*                     4,847,419      9,622,000
2,350,000   XTO Energy, Inc.                          17,623,932     99,005,500
                                                    ------------   ------------
                                                      82,494,920    185,329,000
            FINANCIAL SERVICES -- ASSET
               MANAGEMENT (4.82%)
  600,000   AllianceBernstein Holding L.P.            26,965,809     41,394,000
1,350,000   Eaton Vance Corp.                         31,740,721     38,961,000
  850,000   Nuveen Investments, Inc., Cl A            28,950,827     43,545,500
  800,000   T. Rowe Price Group, Inc.                 21,584,167     38,280,000
                                                    ------------   ------------
                                                     109,241,524    162,180,500
            FINANCIAL SERVICES -- BANKING (0.90%)
  450,000   City National Corp.                       32,695,656     30,177,000

            FINANCIAL SERVICES -- BROKERAGE
               AND EXCHANGES (9.24%)
8,800,000   Charles Schwab Corp.                      21,422,499    157,520,000
  255,000   Chicago Mercantile Exchange
              Holdings, Inc., Cl A                    18,498,371    121,953,750
1,100,000   Jefferies Group, Inc.                     32,080,243     31,350,000
                                                    ------------   ------------
                                                      72,001,113    310,823,750
            FINANCIAL SERVICES --
               INSURANCE (5.19%)
1,000,000   Arch Capital Group, Ltd.*                 33,841,383     63,490,000
  850,000   Assurant, Inc.                            28,107,970     45,398,500
  900,000   Axis Capital Holdings, Ltd.               22,637,258     31,221,000
1,050,000   HCC Insurance Holdings, Inc.              33,072,205     34,524,000
                                                    ------------   ------------
                                                     117,658,816    174,633,500
            FINANCIAL SERVICES --
              MISCELLANEOUS (1.79%)
  525,000   The First Marblehead Corp.                17,737,524     36,361,500
  125,000   The Student Loan Corp.                    17,812,742     24,022,500
                                                    ------------   ------------
                                                      35,550,266     60,384,000

     Shares                                             Cost           Value
--------------------------------------------------------------------------------
            GAMING SERVICES (0.85%)
  900,000   Scientific Games Corp., Cl A*           $ 26,324,480   $ 28,620,000
            HEALTHCARE FACILITIES (4.16%)
  600,000   Brookdale Senior Living, Inc.             24,736,136     27,852,000
  900,000   Community Health Systems, Inc.*           24,384,740     33,615,000
1,500,000   Manor Care, Inc.                          32,956,389     78,420,000
                                                    ------------   ------------
                                                      82,077,265    139,887,000
            HEALTHCARE PRODUCTS (2.60%)
1,130,000   DENTSPLY International, Inc.              24,654,030     34,024,300
  800,000   Henry Schein, Inc.*                       22,796,151     40,112,000
  200,000   Zimmer Holdings, Inc.*                     6,087,903     13,500,000
                                                    ------------   ------------
                                                      53,538,084     87,636,300
            HEALTHCARE SERVICES (5.31%)
  475,000   Advanced Medical Optics, Inc.*            21,085,718     18,786,250
  250,000   Caremark Rx, Inc.                          5,389,305     14,167,500
  550,000   Covance, Inc.*                            32,191,018     36,509,000
  425,000   Fisher Scientific Intl., Inc.*            24,522,276     33,252,000
  235,000   IDEXX Laboratories, Inc.*                 18,500,957     21,417,900
  525,000   Stericycle, Inc.*                         31,427,789     36,639,750
  500,000   VCA Antech, Inc.*                         16,903,055     18,030,000
                                                    ------------   ------------
                                                     150,020,118    178,802,400
            HEALTHCARE SERVICES --
               INSURANCE (1.60%)
  700,000   WellPoint, Inc.*                          17,819,752     53,935,000

            HOTELS AND LODGING (2.22%)
  850,000   Choice Hotels Intl., Inc.                  4,185,563     34,765,000
  625,000   Four Seasons Hotels, Inc.                 23,375,834     39,906,250
                                                    ------------   ------------
                                                      27,561,397     74,671,250
            MANUFACTURING (0.58%)
  500,000   Embraer-Empresa Brasileira de
               Aeronautica S.A.                       20,320,790     19,635,000

            MEDIA (1.27%)
  800,000   Lamar Advertising Co., Cl A*              43,414,120     42,728,000

            REAL ESTATE (2.95%)
2,000,000   CB Richard Ellis Group, Inc., Cl
                A*                                    25,138,061     49,200,000
  212,766   Corrections Corp. of America*                  1,419      9,202,130
  300,000   Forest City Enterprises, Inc., Cl
                A                                     13,720,391     16,290,000
  450,000   The St. Joe Company                       29,682,429     24,691,500
                                                    ------------   ------------
                                                      68,542,300     99,383,630
            REAL ESTATE --
              HOME BUILDING (1.70%)
  225,000   M.D.C. Holdings, Inc.                     13,857,682     10,451,250
   30,000   NVR, Inc.*                                 9,896,096     16,050,000
1,100,000   Toll Brothers, Inc.*                      22,617,686     30,888,000
                                                    ------------   ------------
                                                      46,371,464     57,389,250
            REAL ESTATE -- REITS (4.09%)
  314,000   Alexander's, Inc.*#                       20,453,936     97,418,500
   80,000   AvalonBay Communities, Inc.                8,451,711      9,632,000
  275,000   SL Green Realty Corp.                     23,927,991     30,717,500
                                                    ------------   ------------
                                                      52,833,638    137,768,000
            RECREATION AND RESORTS (10.89%)
1,100,000   Boyd Gaming Corp.                         45,168,551     42,284,000
5,200,000   Kerzner Intl. Holdings, Ltd.,
                Cl A*@                                52,000,000     52,000,000
3,000,000   Vail Resorts, Inc.*#                      61,273,805    120,060,000
  850,000   Wynn Resorts, Ltd.*                       19,006,090     57,808,500
1,459,408   Wynn Resorts, Ltd.*@                      30,030,772     94,291,621
                                                    ------------   ------------
                                                     207,479,218    366,444,121

                       See Notes to Financial Statements.

BARON ASSET FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2006

   Shares                                            Cost             Value
--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
            RESTAURANTS (0.83%)
1,025,000   The Cheesecake Factory, Inc.*       $   22,998,875   $   27,869,750

            RETAIL -- CONSUMER
             STAPLES (1.72%)
  975,000   Whole Foods Market, Inc.                29,544,651       57,944,250

            RETAIL -- SPECIALTY
             STORES (2.21%)
  550,000   CarMax, Inc.*                           14,518,495       22,940,500
  500,000   O'Reilly Automotive, Inc.*              12,587,919       16,605,000
1,050,000   Tiffany & Co.                           33,934,183       34,860,000
                                                --------------   --------------
                                                    61,040,597       74,405,500
            TRANSPORTATION (3.18%)
1,500,000   C. H. Robinson Worldwide, Inc.          27,854,391       66,870,000
  900,000   Expeditors International of
             Washington, Inc.                       21,676,121       40,122,000
                                                --------------   --------------
                                                    49,530,512      106,992,000
            UTILITY SERVICES (1.77%)
2,250,000   Southern Union Co.                      28,662,596       59,422,500
                                                --------------   --------------
TOTAL COMMON STOCKS                              1,728,723,265    3,092,693,651
                                                --------------   --------------
--------------------------------------------------------------------------------
 CONVERTIBLE PREFERRED STOCKS (0.34%)
--------------------------------------------------------------------------------
            EDUCATION (0.02%)
  105,264   Apollo International, Inc.
             S-A CV Pfd.*@#                          2,000,016          600,000

            HEALTHCARE SERVICES (0.32%)
    6,841   Somerford Corp. S-A Conv. Pfd.*@        10,951,003       10,951,002
                                                --------------   --------------
TOTAL CONVERTIBLE PREFERRED STOCKS                  12,951,019       11,551,002
                                                --------------   --------------

Principal Amount                                      Cost            Value
--------------------------------------------------------------------------------
SHORT TERM MONEY MARKET INSTRUMENTS (7.91%)
--------------------------------------------------------------------------------
$12,574,350   AGA Capital, Inc. 5.39%
                 due 10/02/2006                 $   12,574,350    $  12,574,350
 38,982,613   Boston Edison Co. 5.35%
                 due 10/02/2006                     38,982,613       38,982,613
 20,432,886   Cargil Global Funding PLC
                 5.35% due 10/02/2006               20,432,886       20,432,886
 33,720,000   Chesham Finance Ltd.
                 5.35% due 10/02/2006               33,720,000       33,720,000
 49,948,861   Ebury Finance LLC 5.27%
                 due 10/02/2006                     49,948,861       49,948,861
 49,948,861   Intesa Funding LLC 5.27%
                 due 10/04/2006                     49,948,861       49,948,861
    557,751   McCormick & Co., Inc. 5.35%
                 due 10/02/2006                        557,751          557,751
 34,984,308   Mitsui & Co., Inc. 5.38%
                 due 10/02/2006                     34,984,308       34,984,308
 24,879,229   PB Finance, Inc. 5.29%
                 due 10/10/2006                     24,879,229       24,879,229
                                                --------------   --------------
TOTAL SHORT TERM MONEY MARKET INSTRUMENTS          266,028,859      266,028,859
                                                --------------   --------------
TOTAL INVESTMENTS (100.14%)                     $2,007,703,143    3,370,273,512
                                                ==============
LIABILITIES LESS
   CASH AND OTHER ASSETS (-0.14%)                                    (4,681,611)
                                                                 --------------
NET ASSETS (EQUIVALENT TO $60.08 PER
   SHARE BASED ON 56,019,414 SHARES
   OUTSTANDING)                                                  $3,365,591,901
                                                                 ==============
----------
%    Represents percentage of net assets
@    See Note 7 regarding restricted and fair valued securities.
#    See Note 9 regarding "affiliated investments".
*    Non-income producing securities
+    See Note 10 regarding segregated security.

                       See Notes to Financial Statements.

BARON GROWTH FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2006

Shares                                                  Cost           Value
--------------------------------------------------------------------------------
Common Stocks (95.70%)
--------------------------------------------------------------------------------
              ADVERTISING SERVICES (0.32%)
    100,000   Getty Images, Inc.*                   $  1,681,600   $  4,968,000
    450,000   Harte-Hanks, Inc.                        7,987,320     11,857,500
                                                    ------------   ------------
                                                       9,668,920     16,825,500
              APPAREL (2.36%)
  2,900,000   Carter's, Inc.*                         39,178,712     76,531,000
  1,225,000   Under Armour, Inc., Cl A*               40,384,710     49,024,500
                                                    ------------   ------------
                                                      79,563,422    125,555,500
              AUTOMOTIVE PARTS (0.30%)
 10,000,000   Delphi Corp.*                           16,306,970     16,000,000

              BUSINESS SERVICES (3.55%)
    600,000   Brown & Brown, Inc.                      9,830,330     18,336,000
  1,592,000   ChoicePoint, Inc.*+                     35,519,748     56,993,600
  2,725,000   CoPart, Inc.*                           69,029,357     76,817,750
    423,000   Gevity HR, Inc.                          7,056,045      9,635,940
    870,000   Macquarie Infrastructure Company
                 Trust                                29,029,878     27,126,600
                                                    ------------   ------------
                                                     150,465,358    188,909,890
              CHEMICAL (0.86%)
    700,000   Senomyx, Inc.*                           6,340,864     10,759,000
  1,650,000   Symyx Technologies, Inc.*#              26,885,343     34,963,500
                                                    ------------   ------------
                                                      33,226,207     45,722,500
              COMMUNICATIONS (2.03%)
  1,104,820   Equinix, Inc.*                          36,440,373     66,399,682
  1,700,000   SBA Communications Corp., Cl A*          6,533,039     41,361,000
                                                    ------------   ------------
                                                      42,973,412    107,760,682
              CONSULTING (0.10%)
    275,000   LECG Corp.*                              5,088,995      5,159,000

              CONSUMER PRODUCTS (1.16%)
  1,575,000   Church & Dwight Co., Inc.               58,038,013     61,598,250

              CONSUMER SERVICES (1.65%)
  1,350,000   Chemed Corp.#                           51,815,546     43,551,000
  1,200,000   Morningstar, Inc.*                      26,102,655     44,280,000
                                                    ------------   ------------
                                                      77,918,201     87,831,000
              DISTRIBUTION (1.62%)
  1,225,000   Beacon Roofing Supply, Inc.*            30,531,977     24,794,000
    875,000   Pool Corp.                              34,074,625     33,687,500
    600,000   Watsco, Inc.                            37,766,484     27,606,000
                                                    ------------   ------------
                                                     102,373,086     86,087,500
              EDUCATION (3.08%)
  3,700,000   DeVry, Inc.*#                           62,024,339     78,699,000
     25,000   New Oriental Education & Technology
                 Group, Inc.*                            480,530        606,250
    700,000   Strayer Education, Inc.                 57,859,739     75,747,000
    500,000   Universal Technical Institute,
                 Inc.*                                11,928,378      8,945,000
                                                    ------------   ------------
                                                     132,292,986    163,997,250
              ENERGY SERVICES (6.38%)
    350,000   Carbo Ceramics, Inc.                    19,239,861     12,610,500
    250,000   Complete Production Services, Inc.*      6,005,910      4,935,000
    400,000   Core Laboratories N.V.*                 19,417,274     25,520,000
    975,000   Dresser-Rand Group, Inc.*               23,492,691     19,890,000
  3,400,000   Encore Acquisition Co.*#                57,583,578     82,756,000
    800,000   EXCO Resources, Inc.*                   10,481,220      9,928,000
  1,100,000   FMC Technologies, Inc.*                 25,188,996     59,070,000
    300,000   Foundation Coal Holdings, Inc.          11,010,993      9,711,000
    637,500   PHI, Inc.*                              18,390,290     19,424,625
    487,500   Range Resources Corp.                    8,333,343     12,304,500
    440,000   SEACOR Holdings, Inc.*                  17,768,097     36,300,000
    742,300   SunPower Corp., Cl A*                   21,058,223     20,591,402
    650,000   Whiting Petroleum Corp.*                22,550,925     26,065,000
                                                    ------------   ------------
                                                     260,521,401    339,106,027

     Shares                                             Cost           Value
--------------------------------------------------------------------------------
              FINANCIAL SERVICES -- ASSET
                 MANAGEMENT (1.79%)
  1,600,000   Cohen & Steers, Inc.                  $ 24,788,860   $ 51,776,000
    650,000   Eaton Vance Corp.                       11,290,146     18,759,000
    260,000   GAMCO Investors, Inc., Cl A              3,811,537      9,895,600
    290,000   Nuveen Investments, Inc., Cl A           7,748,686     14,856,700
                                                    ------------   ------------
                                                      47,639,229     95,287,300
              FINANCIAL SERVICES --
                 BANKING (4.60%)
    650,000   Cathay General Bancorp                  23,709,838     23,465,000
    850,000   Center Financial Corp.#                 18,904,650     20,213,000
    800,000   Central Pacific Financial Corp.         28,316,418     29,264,000
  1,300,000   First Republic Bank                     40,949,131     55,328,000
    570,000   Frontier Financial Corp.                13,098,450     14,785,800
  4,000,000   UCBH Holdings, Inc.                     80,006,240     69,840,000
    955,000   Western Alliance Bancorporation*        32,827,554     31,419,500
                                                    ------------   ------------
                                                     237,812,281    244,315,300
              FINANCIAL SERVICES -- BROKERAGE &
                 EXCHANGES (4.61%)
    530,900   Evercore Partners, Inc.*                13,355,542     15,289,920
  1,750,000   International Securities
                 Exchange Holdings, Inc., Cl A        49,915,686     82,057,500
  4,800,000   Jefferies Group, Inc.                   73,517,475    136,800,000
    690,000   Thomas Weisel Partners Group, Inc.*     12,945,423     11,074,500
                                                    ------------   ------------
                                                     149,734,126    245,221,920
              FINANCIAL SERVICES --
                 INSURANCE (1.97%)
  1,650,000   Arch Capital Group, Ltd.*               51,045,431    104,758,500
              Financial Services --
              MISCELLANEOUS (3.81%)
  1,000,000   CheckFree Corp.*                        18,042,917     41,320,000
  1,525,000   National Financial Partners Corp.       81,123,705     62,570,750
  1,425,000   The First Marblehead Corp.              41,701,596     98,695,500
                                                    ------------   ------------
                                                     140,868,218    202,586,250
              FOOD AND AGRICULTURE (1.27%)
  1,400,000   Ralcorp Hldgs., Inc.*#                  53,671,573     67,522,000
              GAMING SERVICES (1.62%)
  1,300,000   Scientific Games Corp., Cl A*           32,010,748     41,340,000
  1,650,000   Shuffle Master, Inc.*                   45,610,426     44,566,500
                                                    ------------   ------------
                                                      77,621,174     85,906,500
              HEALTHCARE FACILITIES (3.95%)
  2,000,000   Community Health Systems, Inc.*         49,858,102     74,700,000
  1,800,000   Manor Care, Inc.                        33,815,991     94,104,000
  1,650,000   United Surgical Partners Intl.,
              Inc.*                                   23,181,527     40,969,500
                                                    ------------   ------------
                                                     106,855,620    209,773,500
              HEALTHCARE PRODUCTS (2.11%)
  1,950,000   Depomed, Inc.*                          11,124,661      7,956,000
  2,000,000   Edwards Lifesciences Corp.*             59,602,587     93,180,000
    550,000   PSS World Medical, Inc.*                11,194,327     10,994,500
                                                    ------------   ------------
                                                      81,921,575    112,130,500
              HEALTHCARE SERVICES (3.48%)
  1,050,000   Charles River Laboratories Intl.,
                 Inc.*                                30,142,796     45,580,500
    800,000   Gen-Probe, Inc.*                        33,725,299     37,512,000
    160,000   IDEXX Laboratories, Inc.*                9,006,923     14,582,400
  1,115,107   NightHawk Radiology Holdings, Inc.*     20,734,440     21,331,997
  1,525,000   Odyssey HealthCare, Inc.*               17,605,293     21,624,500
  1,120,000   PRA International*                      26,361,599     29,892,800
    400,700   VCA Antech, Inc.*                       11,830,115     14,449,242
                                                    ------------   ------------
                                                     149,406,465    184,973,439

                       See Notes to Financial Statements.

BARON GROWTH FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2006

Shares                                                   Cost             Value
--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
              HEALTHCARE SERVICES --
                 INSURANCE (4.58%)
  3,700,000   AMERIGROUP Corp.*#                    $   68,187,033   $  109,335,000
  3,000,000   Centene Corp.*#                           27,176,333       49,320,000
  1,500,000   WellCare Health Plans, Inc.*              63,788,253       84,945,000
                                                    --------------   --------------
                                                       159,151,619      243,600,000
              HOTELS AND LODGING (2.93%)
  1,000,000   Choice Hotels Intl., Inc.                  5,706,996       40,900,000
  1,800,000   Four Seasons Hotels, Inc.                 71,435,019      114,930,000
                                                    --------------   --------------
                                                        77,142,015      155,830,000
              MEDIA (1.19%)
    600,000   Central European Media
                 Enterprises, Ltd.*                     29,408,871       40,230,000
  1,000,000   Netflix, Inc.*                            26,673,224       22,780,000
                                                    --------------   --------------
                                                        56,082,095       63,010,000
              MEDICAL EQUIPMENT (0.55%)
    275,000   Intuitive Surgical, Inc.*                  4,029,661       28,998,750

              REAL ESTATE (3.01%)
  4,950,000   CB Richard Ellis Group, Inc., Cl A*       35,102,586      121,770,000
    925,000   CoStar Group, Inc.*                       39,770,736       38,221,000
                                                    --------------   --------------
                                                        74,873,322      159,991,000
              REAL ESTATE -- HOME
                 BUILDING (1.91%)
    900,000   Brookfield Homes Corp.                    30,105,788       25,344,000
    750,000   Hovnanian Enterprises, Inc., Cl A*        18,292,979       22,005,000
    625,000   M.D.C. Holdings, Inc.                     31,144,412       29,031,250
    250,000   Meritage Homes Corp.*                     13,672,494       10,402,500
    625,000   Standard Pacific Corp.                    15,938,559       14,687,500
                                                    --------------   --------------
                                                       109,154,232      101,470,250
              REAL ESTATE -- REITS (1.33%)
     75,000   Alexander's, Inc.*                         5,683,589       23,268,750
    630,000   CBRE Realty Finance, Inc.                  9,220,591        9,607,500
    666,667   CBRE Realty Finance, Inc. 144A@           10,000,005        9,658,338
  2,429,800   Spirit Finance Corp.                      27,122,907       28,209,978
                                                    --------------   --------------
                                                        52,027,092       70,744,566
              RECREATION AND RESORTS (8.62%)
  1,850,000   Ameristar Casinos, Inc.                   36,589,852       40,163,500
    200,000   Boyd Gaming Corp.                          5,345,491        7,688,000
  1,500,000   Fontainebleau Resorts, LLC@               15,000,000       11,600,000
    450,000   Gaylord Entertainment Co.*                12,911,388       19,732,500
  1,450,000   Isle of Capri Casinos, Inc.*              30,683,260       30,537,000
  7,400,000   Kerzner Intl. Holdings, Ltd.,
                 Cl A*@                                 74,000,000       74,000,000
    300,000   Life Time Fitness, Inc.*                   9,895,549       13,887,000
    575,000   Penn National Gaming, Inc.*               16,140,523       20,999,000
    325,000   Pinnacle Entertainment, Inc.*              9,492,155        9,139,000
  1,700,000   Station Casinos, Inc.                     39,029,399       98,311,000
  1,250,000   Vail Resorts, Inc.*                       21,897,070       50,025,000
    700,000   Wynn Resorts, Ltd.*+                       9,057,288       47,607,000
    537,677   Wynn Resorts, Ltd.*@                      11,063,956       34,739,042
                                                    --------------   --------------
                                                       291,105,931      458,428,042
              RESTAURANTS (4.80%)
    950,000   California Pizza Kitchen, Inc.*           24,386,635       28,433,500
     91,193   Chipotle Mexican Grill, Inc.*              3,795,605        4,529,556
    700,000   Panera Bread Co., Cl A*                   25,727,519       40,775,000
    700,000   Peet's Coffee & Tea, Inc.*#               15,273,681       17,507,000
  1,300,000   P.F. Chang's China Bistro, Inc.*          61,532,458       45,123,000
    800,000   Red Robin Gourmet Burgers, Inc.*          45,540,089       36,888,000
  3,021,200   The Cheesecake Factory, Inc.*             67,899,393       82,146,428
                                                    --------------   --------------
                                                       244,155,380      255,402,484

     Shares                                             Cost           Value
--------------------------------------------------------------------------------
              RETAIL -- SPECIALTY STORES (10.22%)
    875,000   Blue Nile, Inc.*#                     $   26,058,719   $   31,806,250
  1,200,000   Cabela's, Inc., Cl A*                     26,601,533       26,076,000
  1,650,000   CarMax, Inc.*                             34,948,928       68,821,500
  2,500,000   Dick's Sporting Goods, Inc.*              86,074,246      113,800,000
  1,375,000   DSW, Inc., Cl A*                          33,833,387       43,312,500
    935,000   Guitar Center, Inc.*                      53,937,552       41,775,800
  1,250,000   J. Crew Group, Inc.*                      31,929,267       37,587,500
  1,200,000   PETCO Animal Supplies, Inc.*              24,210,542       34,368,000
  2,700,000   Select Comfort Corp.*#                    38,016,795       59,076,000
    625,000   Tractor Supply Co.*                       24,758,679       30,162,500
  2,425,000   United Auto Group, Inc.                   47,328,390       56,745,000
                                                    --------------   --------------
                                                       427,698,038      543,531,050
              TRANSPORTATION (2.19%)
    350,000   American Railcar Industries, Inc.          8,421,668       10,188,500
    175,000   Florida East Coast Industries, Inc.        9,217,829        9,989,000
  1,863,750   Genesee & Wyoming, Inc., Cl A*            28,652,530       43,276,275
    550,000   Landstar System, Inc.                     13,610,267       23,485,000
  1,050,000   UTI Worldwide, Inc.                       24,275,698       29,368,500
                                                    --------------   --------------
                                                        84,177,992      116,307,275
              UTILITY SERVICES (1.75%)
  1,600,000   ITC Holdings Corp.                        43,215,668       49,920,000
  1,627,498   Southern Union Co.                        19,474,277       42,982,222
                                                    --------------   --------------
                                                        62,689,945       92,902,222
                                                    --------------   --------------
TOTAL COMMON STOCKS                                  3,707,299,985    5,087,243,947
                                                    --------------   --------------
-----------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.14%)
-----------------------------------------------------------------------------------
              PHARMACEUTICAL
    750,000   Reliant Pharmaceuticals LLC
                 Series D*@                             15,000,000        7,500,000
                                                    --------------   --------------
Principal Amount
-----------------------------------------------------------------------------------
CORPORATE BONDS (1.46%)
-----------------------------------------------------------------------------------
              RECREATION AND RESORTS
$26,000,000   Wynn Resorts 6.00%
                 Sub. Conv. Deb.
                 due 07/15/2015                         25,483,297       77,480,000
                                                    --------------   --------------
-----------------------------------------------------------------------------------
SHORT TERM MONEY MARKET INSTRUMENTS (3.22%)
-----------------------------------------------------------------------------------
 21,520,330   AGA Capital, Inc. 5.39%
                 due 10/02/2006                         21,520,330       21,520,330
 31,300,000   Chesham Finance, Ltd. 5.35%
                 due 10/02/2006                         31,300,000       31,300,000
 49,948,861   Ebury Finance LLC 5.27%
                 due 10/02/2006                         49,948,861       49,948,861
  8,466,224   McCormick & Co., Inc. 5.35%
                 due 10/02/2006                          8,466,224        8,466,224
 34,984,308   Mitsui & Co., Inc. 5.38%
                 due 10/02/2006                         34,984,308       34,984,308
 24,879,229   PB Finance, Inc. 5.29%
                  due 10/10/2006                        24,879,229       24,879,229
                                                    --------------   --------------
TOTAL SHORT TERM MONEY MARKET INSTRUMENTS              171,098,952      171,098,952
                                                    --------------   --------------
TOTAL INVESTMENTS (100.52%)                         $3,918,882,234    5,343,322,899
                                                    ==============
LIABILITIES LESS CASH AND OTHER ASSETS (-0.52%)                         (27,487,070)
                                                                     --------------
NET ASSETS (EQUIVALENT TO $47.23 PER SHARE BASED
   ON 112,560,805 SHARES OUTSTANDING)                                $5,315,835,829
                                                                     ==============

----------
%    Represents percentage of net assets
@    See Note 7 regarding restricted and fair valued securities.
#    See Note 9 regarding "affiliated investments".
*    Non-income producing securities
+    See Note 10 regarding segregated securities.

                       See Notes to Financial Statements.

BARON SMALL CAP FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2006

  Shares                                                  Cost           Value
--------------------------------------------------------------------------------
COMMON STOCKS (96.30%)
--------------------------------------------------------------------------------
            ADVERTISING SERVICES (1.31%)
  725,000   R.H. Donnelley Corp.*                     $ 26,979,391   $ 38,352,500

            APPAREL (3.34%)
1,500,000   Carter's, Inc.*                             26,602,058     39,585,000
1,000,000   Fossil, Inc.*                               20,249,122     21,540,000
3,000,000   Quiksilver, Inc.*                           24,477,344     36,450,000
                                                      ------------   ------------
                                                        71,328,524     97,575,000
            BUILDING MATERIALS (1.84%)
1,600,000   Eagle Materials, Inc.                       30,800,398     53,888,000

            BUSINESS SERVICES (3.50%)
  725,000   ChoicePoint, Inc.*                           6,949,762     25,955,000
1,650,000   First Advantage Corp., Cl A*                34,451,876     34,419,000
  975,000   Iron Mountain, Inc.*                        10,010,523     41,866,500
                                                      ------------   ------------
                                                        51,412,161    102,240,500
            COMMUNICATIONS (5.76%)
2,000,000   American Tower Corp., Cl A*+                 7,561,242     73,000,000
2,750,000   SBA Communications Corp., Cl A*             27,026,676     66,907,500
1,500,000   Time Warner Telecom, Inc., Cl A*            24,518,321     28,515,000
                                                      ------------   ------------
                                                        59,106,239    168,422,500
            CONSULTING (2.84%)
  275,000   Corporate Executive Board Co.                4,596,431     24,725,250
  750,000   LECG Corp.*                                 13,619,728     14,070,000
2,200,000   Navigant Consulting, Inc.*                  39,335,041     44,132,000
                                                      ------------   ------------
                                                        57,551,200     82,927,250
            CONSUMER PRODUCTS (3.51%)
2,000,000   ACCO Brands Corp.*                          48,493,311     44,520,000
  250,000   Bare Escentuals, Inc.*                       6,302,620      6,787,500
1,625,000   DTS, Inc.*#                                 34,251,425     34,417,500
  700,000   Marvel Entertainment, Inc.*                 13,386,290     16,898,000
                                                      ------------   ------------
                                                       102,433,646    102,623,000
            DISTRIBUTION (2.32%)
1,875,000   Beacon Roofing Supply, Inc.*                48,389,257     37,950,000
  775,000   Pool Corp.                                  29,445,993     29,837,500
                                                      ------------   ------------
                                                        77,835,250     67,787,500
            EDUCATION (2.95%)
  500,000   Apollo Group, Inc., Cl A*                    4,269,664     24,620,000
  444,000   Strayer Education, Inc.                     37,452,156     48,045,240
  750,000   Universal Technical Institute, Inc.*        19,390,066     13,417,500
                                                      ------------   ------------
                                                        61,111,886     86,082,740
            ENERGY SERVICES (3.69%)
2,500,000   Covanta Holding Corp.*                      38,709,339     53,825,000
  857,500   PHI, Inc.*                                  24,669,136     26,128,025
1,000,000   SunPower Corp., Cl A*                       29,773,456     27,740,000
                                                      ------------   ------------
                                                        93,151,931    107,693,025
            ENVIRONMENTAL (0.63%)
1,000,000   Nalco Holding Co.*                          17,014,844     18,520,000

            FINANCIAL SERVICES -- ASSET
               MANAGEMENT (0.33%)
  250,000   GAMCO Investors, Inc., Cl A                  4,356,166      9,515,000

            FINANCIAL SERVICES -- BANKING (0.36%)
1,500,000   Cash Systems, Inc.*#                        10,062,346     10,485,000

            FINANCIAL SERVICES -- INSURANCE (0.84%)
  200,000   Arch Capital Group, Ltd.*                    5,515,966     12,698,000
  850,000   SeaBright Insurance Holdings, Inc.*         13,779,508     11,874,500
                                                      ------------   ------------
                                                        19,295,474     24,572,500

     Shares                                             Cost           Value
--------------------------------------------------------------------------------
            GAMING SERVICES (0.60%)
  600,000   WMS Industries, Inc.*                     $ 17,406,838   $ 17,526,000

            GOVERNMENT SERVICES (3.70%)
2,150,000   FLIR Systems, Inc.*                         43,830,060     58,394,000
2,283,585   L-1 Identity Solutions, Inc.*
               (formerly Viisage Technology, Inc.)      40,147,914     29,800,784
  600,000   Mantech Intl. Corp., Cl A*                  11,308,165     19,806,000
                                                      ------------   ------------
                                                        95,286,139    108,000,784
            HEALTHCARE FACILITIES (3.88%)
1,400,000   Brookdale Senior Living, Inc.               34,154,493     64,988,000
1,950,000   United Surgical Partners Intl., Inc.*       25,691,822     48,418,500
                                                      ------------   ------------
                                                        59,846,315    113,406,500
            HEALTHCARE SERVICES (1.69%)
  475,000   Gen-Probe, Inc.*                            21,507,724     22,272,750
  174,900   NightHawk Radiology Holdings, Inc.*          3,368,521      3,345,837
  895,000   PRA International*                          21,077,668     23,887,550
                                                      ------------   ------------
                                                        45,953,913     49,506,137
            HOTELS AND LODGING (1.22%)
  950,000   Orient-Express Hotels, Ltd.                 37,075,828     35,511,000

            INDUSTRIAL SERVICES (0.80%)
1,000,000   United Rentals, Inc.*                       29,677,855     23,250,000

            LEISURE (1.44%)
1,650,000   MarineMax, Inc.*#                           43,423,427     41,992,500

            MACHINERY & ELECTRONICS (1.73%)
1,000,000   Flowserve Corp.*                            31,808,128     50,590,000

            MANUFACTURING (4.73%)
1,000,000   Actuant Corp., Cl A                         37,247,635     50,100,000
  932,900   HEICO Corp., Cl A                           25,105,956     27,100,745
  919,900   Koppers Holdings, Inc.                      13,106,567     17,450,503
1,000,000   Measurement Specialties, Inc.*#             23,936,259     18,650,000
1,016,000   TransDigm Group, Inc.*                      23,439,246     24,810,720
                                                      ------------   ------------
                                                       122,835,663    138,111,968
            MEDIA (1.35%)
1,250,000   CKX, Inc.*                                  14,102,674     15,562,500
  231,500   Gray Television, Inc.                        1,792,200      1,483,915
2,400,000   Radio One, Inc., Cl D*                      27,663,129     15,000,000
  380,000   Regal Entertainment Group, Cl A              4,528,833      7,531,600
                                                      ------------   ------------
                                                        48,086,836     39,578,015
            MEDICAL EQUIPMENT (5.11%)
1,600,000   American Medical Systems
               Holdings, Inc.*                          28,105,250     29,488,000
2,100,000   Immucor, Inc.*                               8,548,093     47,061,000
  425,000   Intuitive Surgical, Inc.*                    6,162,500     44,816,250
  950,000   Kensey Nash Corp.*#                         27,605,710     27,806,500
                                                      ------------   ------------
                                                        70,421,553    149,171,750
            MINERALS & MINING (1.31%)
1,500,000   Novelis, Inc.                               33,268,398     38,385,000

            PRINTING AND PUBLISHING (0.68%)
1,000,000   Interactive Data Corp.*                     13,502,909     19,950,000

            REAL ESTATE (2.53%)
3,000,000   CB Richard Ellis Group, Inc., Cl A*         29,930,480     73,800,000

            REAL ESTATE -- HOME BUILDING (2.21%)
1,250,000   Brookfield Homes Corp.                      30,392,566     35,200,000
3,000,000   Countrywide plc^                            18,160,703     29,421,600
                                                      ------------   ------------
                                                        48,553,269     64,621,600

                       See Notes to Financial Statements.

                                       17

BARON SMALL CAP FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2006

  Shares                                                   Cost             Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------
            REAL ESTATE -- REITS (2.23%)
1,000,000   KKR Financial Corp.                       $   24,575,569   $   24,540,000
3,500,000   Spirit Finance Corp.                          39,599,734       40,635,000
                                                      --------------   --------------
                                                          64,175,303       65,175,000
            RECREATION AND RESORTS (8.99%)
1,400,000   Gaylord Entertainment Co.*                    43,928,824       61,390,000
2,357,300   Great Canadian Gaming Corp.*^                 33,290,262       24,253,081
2,750,000   Great Wolf Resorts, Inc.*#                    52,151,580       32,890,000
3,500,000   Kerzner Intl. Holdings, Ltd., Cl A*@          35,000,000       35,000,000
1,401,700   Penn National Gaming, Inc.*                   40,093,264       51,190,084
  850,000   Wynn Resorts, Ltd.*                           12,016,631       57,808,500
                                                      --------------   --------------
                                                         216,480,561      262,531,665
            RESTAURANTS (5.22%)
2,250,000   AFC Enterprises, Inc.*#                       36,931,249       32,490,000
  300,000   Panera Bread Co., Cl A*                        8,173,117       17,475,000
  800,000   P.F. Chang's China Bistro, Inc.*              39,938,504       27,768,000
3,000,000   Texas Roadhouse, Inc., Cl A*                  38,035,045       36,840,000
1,400,000   The Cheesecake Factory, Inc.*                 32,253,281       38,066,000
                                                      --------------   --------------
                                                         155,331,196      152,639,000
            RETAIL -- CONSUMER STAPLES (2.53%)
2,500,000   Iconix Brand Group, Inc.*#                    40,054,235       40,250,000
1,250,000   NuCO2, Inc.*#                                 30,876,487       33,625,000
                                                      --------------   --------------
                                                          70,930,722       73,875,000
            RETAIL -- SPECIALTY STORES (6.71%)
  700,000   99 Cents Only Stores*                          8,091,122        8,281,000
1,157,503   Casual Male Retail Group, Inc.*#               5,361,112       15,892,516
  675,000   Design Within Reach, Inc.*                     9,586,917        4,104,000
1,500,000   DSW, Inc., Cl A*                              36,083,956       47,250,000
  166,500   Gaiam, Inc.*                                   2,006,325        2,149,515
  750,000   Guitar Center, Inc.*                          36,791,851       33,510,000
  300,000   J. Crew Group, Inc.*                           7,005,582        9,021,000
  700,000   Tractor Supply Co.*                           24,635,320       33,782,000
1,800,000   United Auto Group, Inc.                       34,504,900       42,120,000
                                                      --------------   --------------
                                                         164,067,085      196,110,031
            TRANSPORTATION (4.42%)
  650,000   AirCastle, Ltd.                               15,918,465       18,889,000
  400,000   American Commercial Lines, Inc.*              10,772,593       23,780,000
  600,000   Florida East Coast Industries, Inc.           32,278,198       34,248,000
  500,000   Grupo Aeroportuario Del Pacifico SA           16,830,373       17,000,000
  600,000   Grupo Aeroportuario Del Sureste
               SA de CV                                   17,867,166       22,386,000
  900,000   JetBlue Airways Corp.*                        11,385,882        8,343,000
  500,000   WestJet Airlines, Ltd.*^                       3,272,256        4,473,250
                                                      --------------   --------------
                                                         108,324,933      129,119,250
                                                      --------------   --------------
TOTAL COMMON STOCKS                                    2,188,826,807    2,813,535,715
                                                      --------------   --------------
-------------------------------------------------------------------------------------
WARRANTS (0.47%)
-------------------------------------------------------------------------------------
            BUSINESS SERVICES (0.04%)
  222,575   Infocrossing, Inc.
               Warrants Exp 10/16/2008*@                      31,784        1,235,292
                                                      --------------   --------------
            RETAIL -- SPECIALTY STORES (0.43%)
1,407,353   Casual Male Retail Group, Inc.
               Warrants Exp 04/26/2007*@#                  2,117,150       11,817,706
  100,000   Casual Male Retail Group, Inc.
               Warrants Exp 07/02/2010*@#                     49,000          897,000
                                                      --------------   --------------
                                                           2,166,150       12,714,706
                                                      --------------   --------------
TOTAL WARRANTS                                             2,197,934       13,949,998
                                                      --------------   --------------
Principal
  Amount                                           Cost             Value
--------------------------------------------------------------------------------
SHORT TERM MONEY MARKET INSTRUMENTS (1.88%)
--------------------------------------------------------------------------------
$22,400,000   Chesham Finance, Ltd. 5.35%
                 due 10/02/2006               $   22,400,000   $   22,400,000
 19,991,083   McCormick & Co., Inc. 5.35%
                 due 10/02/2006                   19,991,083       19,991,083
 12,439,615   PB Finance, Inc. 5.29%
                 due 10/10/2006                   12,439,615       12,439,615
                                              --------------   --------------
TOTAL SHORT TERM MONEY MARKET INSTRUMENTS         54,830,698       54,830,698
                                              --------------   --------------
TOTAL INVESTMENTS (98.65%)                    $2,245,855,439    2,882,316,411
                                              ==============
CASH AND OTHER ASSETS
   LESS LIABILITIES (1.35%)                                        39,335,612
                                                               --------------
NET ASSETS (EQUIVALENT TO $23.59 PER
   SHARE BASED ON 123,838,458 SHARES
   OUTSTANDING)                                                $2,921,652,023
                                                               ==============

----------
%    Represents percentage of net assets
@    See Note 7 regarding restricted and fair valued securities.
#    See Note 9 regarding "affiliated investments".
^    Foreign domiciled corporation
*    Non-income producing securities
+    See Note 10 regarding segregated security.

                       See Notes to Financial Statements.

BARON iOPPORTUNITY FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2006

Shares                                                  Cost           Value
--------------------------------------------------------------------------------
COMMON STOCKS (94.89%)
--------------------------------------------------------------------------------
             ADVERTISING SERVICES (8.25%)
   110,000   aQuantive, Inc.*                       $  2,367,059   $  2,598,200
    80,000   Getty Images, Inc.*                       2,400,659      3,974,400
    13,500   Google, Inc., Cl A*                       2,160,607      5,425,650
                                                    ------------   ------------
                                                       6,928,325     11,998,250
             BUSINESS SERVICES (3.85%)
    50,000   ChoicePoint, Inc.*                        1,469,626      1,790,000
   105,000   Monster Worldwide, Inc.*                  1,586,596      3,799,950
                                                    ------------   ------------
                                                       3,056,222      5,589,950
             COMMUNICATIONS (22.38%)
    95,000   American Tower Corp., Cl A*                 258,400      3,467,500
   239,100   Cogent Communications Group, Inc.*        2,146,053      2,771,169
    92,000   Equinix, Inc.*                            2,855,331      5,529,200
    60,000   NeuStar, Inc., Cl A*                      1,859,719      1,665,000
    75,000   NTELOS Holdings Corp.*                    1,033,002        957,750
    54,000   Research in Motion, Ltd.*                 4,514,734      5,543,640
   115,000   SBA Communications Corp., Cl A*           1,290,179      2,797,950
    93,000   Sprint Nextel Corp.                       2,060,604      1,594,950
   547,500   Terremark Worldwide, Inc.*                3,143,063      3,038,625
   159,000   Time Warner Telecom, Inc., Cl A*          2,681,647      3,022,590
    75,000   VeriFone Holdings, Inc.*                  1,624,149      2,141,250
                                                    ------------   ------------
                                                      23,466,881     32,529,624
             COMMUNICATIONS EQUIPMENT (1.98%)
    79,000   QUALCOMM, Inc.                            2,983,090      2,871,650

             COMPUTER TECHNOLOGY (4.11%)
    77,500   Apple Computer, Inc.*                     4,422,459      5,969,825

             CONSUMER PRODUCTS (0.96%)
    90,000   Shutterfly, Inc.*                         1,400,252      1,399,500

             CONSUMER SERVICES (5.09%)
   136,000   eBay, Inc.*                               3,207,636      3,856,960
    65,000   priceline.com, Inc.*                      1,345,503      2,391,350
    40,000   Travelzoo, Inc.*                            737,778      1,152,800
                                                    ------------   ------------
                                                       5,290,917      7,401,110
             ENERGY SERVICES (1.41%)
    83,000   Medis Technologies, Ltd.*                 1,866,494      2,050,930

             ENTERPRISE HARDWARE (4.06%)
    80,000   Dell, Inc.*                               1,787,528      1,827,200
    85,000   Intel Corp.                               1,740,545      1,748,450
    85,000   Rackable Systems, Inc.*                   2,664,407      2,326,450
                                                    ------------   ------------
                                                       6,192,480      5,902,100
             FINANCIAL SERVICES -- BROKERAGE &
                EXCHANGES (14.58%)
   335,000   Charles Schwab Corp.                      3,665,646      5,996,500
    10,000   Chicago Mercantile Exchange
                Holdings, Inc., Cl A                   1,829,806      4,782,500
   230,000   E*TRADE Financial Corp.*                  1,557,926      5,501,600
   102,000   optionsXpress Holdings, Inc.              2,092,857      2,843,760
   137,500   TradeStation Group, Inc.*                 1,357,472      2,072,125
                                                    ------------   ------------
                                                      10,503,707     21,196,485
             FINANCIAL SERVICES --
                INSURANCE (1.15%)
   108,000   Admiral Group plc^                        1,189,310      1,676,484

             GAMING SERVICES (1.48%)
    67,500   Scientific Games Corp., Cl A*             2,322,414      2,146,500

             LEISURE (4.21%)
   120,000   Activision, Inc.*                         1,653,134      1,812,000
    77,500   Electronic Arts, Inc.*                    4,152,637      4,315,200
                                                    ------------   ------------
                                                       5,805,771      6,127,200

     Shares                                             Cost           Value
--------------------------------------------------------------------------------
             MEDIA (12.19%)
    30,000   Central European Media
                Enterprises, Ltd.*                  $  2,110,846   $  2,011,500
   123,800   Comcast Corp., Cl A*                      3,030,649      4,557,078
    82,000   Netflix, Inc.*                            2,438,297      1,867,960
   185,000   News Corp., Cl A                          3,269,588      3,635,250
   101,500   Time Warner, Inc.                         1,480,641      1,850,345
   150,000   Yahoo! Inc.*                              3,146,344      3,792,000
                                                    ------------   ------------
                                                      15,476,365     17,714,133
             PRINTING AND PUBLISHING (1.43%)
    80,000   VistaPrint Limited*                       1,988,192      2,075,200

             REAL ESTATE (4.43%)
    62,500   CoStar Group, Inc.*                       2,304,320      2,582,500
   785,000   Move, Inc.*                               2,314,380      3,854,350
                                                    ------------   ------------
                                                       4,618,700      6,436,850
             RETAIL -- SPECIALTY STORES (2.76%)
    75,000   Best Buy Co., Inc.                        3,425,600      4,017,000

             SOFTWARE (0.57%)
    35,000   DivX, Inc.*                                 560,000        831,950
                                                    ------------   ------------
TOTAL COMMON STOCKS                                  101,497,179    137,934,741
                                                    ============   ============
--------------------------------------------------------------------------------
WARRANTS (0.00%)
--------------------------------------------------------------------------------
             MEDIA
   200,000   Loudeye Corp.
             Warrants Exp 12/23/2010*@                         0              0
                                                    ------------   ------------

Principal Amount
--------------------------------------------------------------------------------
SHORT TERM MONEY MARKET INSTRUMENTS (5.50%)
--------------------------------------------------------------------------------
$8,000,000   Chesham Finance, Ltd. 5.35%
                due 10/02/2006                         8,000,000      8,000,000
                                                    ------------   -------------
TOTAL INVESTMENTS (100.39%)                         $109,497,179    145,934,741
                                                    ============
LIABILITIES LESS
   CASH AND OTHER ASSETS (-0.39%)                                      (564,832)
                                                                   ------------
NET ASSETS (EQUIVALENT TO $10.05 PER
   SHARE BASED ON 14,464,657 SHARES OUTSTANDING)                   $145,369,909
                                                                   ============
----------
%    Represents percentage of net assets
*    Non-income producing securities
@    See Note 7 regarding restricted and fair valued securities.
^    Foreign domiciled corporation

                       See Notes to Financial Statements.

BARON FIFTH AVENUE GROWTH FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2006

Shares                                                  Cost           Value
--------------------------------------------------------------------------------
COMMON STOCKS (101.46%)
--------------------------------------------------------------------------------
          ADVERTISING SERVICES (1.14%)
  3,500   Google, Inc., Cl A*                       $    390,060   $  1,406,650

          BUSINESS SERVICES (4.98%)
 57,000   Automatic Data Processing, Inc.              2,538,521      2,698,380
 60,000   ChoicePoint, Inc.*                           2,718,600      2,148,000
 30,000   Iron Mountain, Inc.*                           881,830      1,288,200
                                                    ------------   ------------
                                                       6,138,951      6,134,580
          COMMUNICATIONS (2.52%)
 85,000   American Tower Corp., Cl A*                  2,000,626      3,102,500

          COMPUTER TECHNOLOGY (6.47%)
 45,000   Apple Computer, Inc.*                        2,424,327      3,466,350
165,000   Microsoft Corp.                              3,790,087      4,509,450
                                                    ------------   ------------
                                                       6,214,414      7,975,800
          CONSUMER PRODUCTS (12.27%)
 40,000   Cadbury Schweppes plc                        1,515,835      1,710,800
 55,000   Diageo plc                                   3,700,665      3,907,200
 65,000   PepsiCo, Inc.                                3,937,739      4,241,900
 85,000   The Procter & Gamble Co.                     4,748,840      5,268,300
                                                    ------------   ------------
                                                      13,903,079     15,128,200
          ENERGY SERVICES (4.94%)
 36,000   Diamond Offshore Drilling, Inc.              2,954,277      2,605,320
 36,000   Transocean, Inc.*                            2,852,036      2,636,280
 20,000   XTO Energy, Inc.                               386,823        842,600
                                                    ------------   ------------
                                                       6,193,136      6,084,200
          FINANCIAL SERVICES --
             ASSET MANAGEMENT (4.44%)
 50,000   AllianceBernstein Holding L.P.               3,006,460      3,449,500
 20,000   Legg Mason, Inc.                             2,202,364      2,017,200
                                                    ------------   ------------
                                                       5,208,824      5,466,700
          FINANCIAL SERVICES -- BANKING (3.48%)
 90,000   Wells Fargo & Company                        3,176,709      3,256,200
 13,000   Zions Bancorporation                           903,403      1,037,530
                                                    ------------   ------------
                                                       4,080,112      4,293,730
          FINANCIAL SERVICES --
             BROKERAGE & EXCHANGES (9.59%)
 17,000   Bear Stearns Companies, Inc.                 2,216,928      2,381,700
225,000   Charles Schwab Corp.                         2,869,501      4,027,500
  6,000   Chicago Mercantile Exchange Holdings,
             Inc., Cl A                                1,499,604      2,869,500
 15,000   The Goldman Sachs Group, Inc.                2,198,393      2,537,550
                                                    ------------   ------------
                                                       8,784,426     11,816,250
          FINANCIAL SERVICES -- INSURANCE (1.78%)
     10   Berkshire Hathaway, Inc., Cl A*                901,365        958,000
 35,000   W. R. Berkley Corp.                            853,529      1,238,650
                                                    ------------   ------------
                                                       1,754,894      2,196,650
          FINANCIAL SERVICES --
             MISCELLANEOUS (4.23%)
 93,000   American Express Co.                         4,867,653      5,215,440

          HEALTHCARE SERVICES (3.84%)
 30,000   Caremark Rx, Inc.                            1,565,895      1,700,100
 23,000   Laboratory Corp. of America Holdings*        1,221,502      1,508,110
 25,000   Quest Diagnostics, Inc.                      1,376,060      1,529,000
                                                    ------------   ------------
                                                       4,163,457      4,737,210
          HEALTHCARE SERVICES --
             INSURANCE (5.15%)
 60,000   UnitedHealth Group, Inc.                     2,481,628      2,952,000
 44,000   WellPoint, Inc.*                             2,748,973      3,390,200
                                                    ------------   ------------
                                                       5,230,601      6,342,200
          MEDIA (9.60%)
 85,000   Comcast Corp., Cl A*                         2,904,901      3,128,850
 21,000   Lamar Advertising Co., Cl A*                 1,173,781      1,121,610
 80,000   News Corp., Cl A                             1,231,907      1,572,000
125,000   Walt Disney Co.                              3,177,022      3,863,750
 85,000   Yahoo! Inc.*                                 2,336,677      2,148,800
                                                    ------------   ------------
                                                      10,824,288     11,835,010

     Shares                                             Cost           Value
--------------------------------------------------------------------------------
          PHARMACEUTICAL (3.16%)
 60,000   Johnson & Johnson                         $  3,644,517   $  3,896,400

          REAL ESTATE (1.30%)
 28,000   Starwood Hotels & Resorts Worldwide,
             Inc.                                      1,603,188      1,601,320

          REAL ESTATE -- REITs (1.68%)
 19,000   Vornado Realty Trust                         1,123,470      2,071,000

          RECREATION AND RESORTS (7.23%)
 60,000   Las Vegas Sands Corp.*                       2,060,798      4,101,000
 77,000   Marriott International, Inc., Cl A           2,439,322      2,975,280
 27,000   Wynn Resorts, Ltd.*                          1,961,323      1,836,270
                                                    ------------   ------------
                                                       6,461,443      8,912,550
          RESTAURANTS (0.69%)
 25,000   Starbucks Corp.*                               496,483        851,250

          RETAIL -- CONSUMER STAPLES (8.13%)
 55,000   CVS Corp.                                    1,435,268      1,766,600
 65,000   Federated Department Stores, Inc.            2,394,510      2,808,650
 60,000   Target Corp.                                 2,856,184      3,315,000
 19,000   Wal-Mart Stores, Inc.                          903,262        937,080
 20,000   Whole Foods Market, Inc.                     1,250,934      1,188,600
                                                    ------------   ------------
                                                       8,840,158     10,015,930
          RETAIL -- SPECIALTY STORES (4.84%)
 56,000   Bed Bath & Beyond, Inc.*                     2,009,055      2,142,560
 63,000   Coach, Inc.*                                 1,511,075      2,167,200
 50,000   Tiffany & Co.                                1,602,536      1,660,000
                                                    ------------   ------------
                                                       5,122,666      5,969,760
                                                    ------------   ------------
TOTAL INVESTMENTS (101.46%)                         $107,046,446    125,053,330
                                                    ============
LIABILITIES LESS CASH
   AND OTHER ASSETS (-1.46%)                                         (1,794,582)
                                                                   ------------
NET ASSETS (EQUIVALENT TO $12.22 PER
   SHARE BASED ON 10,083,777 SHARES
   OUTSTANDING)                                                    $123,258,748
                                                                   ============
----------
%    Represents percentage of net assets
*    Non-income producing securities

                       See Notes to Financial Statements.

BARON FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
SEPTEMBER 30, 2006

                                                                                                     BARON
                                                BARON ASSET     BARON GROWTH      BARON SMALL    iOPPORTUNITY   BARON FIFTH AVENUE
                                                   FUND             FUND           CAP FUND          FUND           GROWTH FUND
                                              --------------   --------------   --------------   ------------   ------------------
ASSETS:
   Investments in securities, at value        $3,152,195,012   $4,748,574,149   $2,581,102,689   $145,934,741      $125,053,330
      Unaffiliated investments
      (Cost $1,923,975,386, $3,473,284,644,
         $1,939,035,459, $109,497,179, and
         $107,046,446, respectively)
      "Affiliated" investments (Cost
         $83,727,757, $445,597,590,
         $306,819,980, $0 and $0,
         respectively)                           218,078,500      594,748,750      301,213,722              0                 0
   Cash                                              201,190                0           11,597        547,263           291,364
   Dividends and interest receivable               1,941,396        1,243,232        1,229,503         35,661           130,609
   Receivable for securities sold                  7,041,199        1,264,105       47,435,210        900,778           134,063
   Receivable for shares sold                      4,538,099        7,280,236        5,067,263         14,116            22,756
   Prepaid expenses                                   19,310           33,989           19,807          1,089               936
                                              --------------   --------------   --------------   ------------      ------------
                                               3,384,014,706    5,353,144,461    2,936,079,791    147,433,648       125,633,058
                                              --------------   --------------   --------------   ------------      ------------
LIABILITIES:
   Payable for securities purchased               16,539,364       15,310,841        9,998,478      1,868,588           212,904
   Payable for shares redeemed                     1,478,224       21,668,917        4,073,518        109,606         2,076,146
   Due to custodian bank                                   0           35,493                0              0                 0
   Accrued expenses and other payables               405,217          293,381          355,772         85,545            85,260
                                              --------------   --------------   --------------   ------------      ------------
                                                  18,422,805       37,308,632       14,427,768      2,063,739         2,374,310
                                              --------------   --------------   --------------   ------------      ------------
NET ASSETS                                    $3,365,591,901   $5,315,835,829   $2,921,652,023   $145,369,909      $123,258,748
                                              ==============   ==============   ==============   ============      ============
NET ASSETS CONSIST OF:
   Capital paid-in                            $1,736,711,744   $3,637,768,433   $1,935,380,950   $169,669,125      $106,695,798
   Undistributed net investment income                     0          389,299                0              0                 0
   Accumulated net realized gain (loss)          266,309,788      253,237,432      349,810,101    (60,736,778)       (1,443,934)
   Net unrealized appreciation on
   investments                                 1,362,570,369    1,424,440,665      636,460,972     36,437,562        18,006,884
                                              --------------   --------------   --------------   ------------      ------------
NET ASSETS                                    $3,365,591,901   $5,315,835,829   $2,921,652,023   $145,369,909      $123,258,748
                                              ==============   ==============   ==============   ============      ============
SHARES OUTSTANDING ($.01 PAR VALUE;
   INDEFINITE SHARES AUTHORIZED)                  56,019,414      112,560,805      123,838,458     14,464,657        10,083,777
                                              ==============   ==============   ==============   ============      ============
NET ASSET VALUE PER SHARE                     $        60.08   $        47.23   $        23.59   $      10.05      $      12.22
                                              ==============   ==============   ==============   ============      ============

                       See Notes to Financial Statements.

BARON FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 2006

                                                                                  BARON            BARON            BARON
                                                 BARON ASSET   BARON GROWTH     SMALL CAP       iOPPORTUNITY    FIFTH AVENUE
                                                    FUND           FUND            FUND             FUND         GROWTH FUND
                                                ------------   ------------   -------------   ---------------   ------------
INVESTMENT INCOME:
   INCOME:
      Interest                                  $  4,466,090   $ 17,131,613   $   5,932,129     $   952,839      $  324,351
      Dividends -- unaffiliated investments
        (net of withholding taxes of $21,263,
         $25,841, $97,724, $19,821 and $142,
         respectively)                            21,139,626     19,824,670       9,824,105         884,514       1,293,300
      Dividends -- "affiliated" investments                0        366,766       1,923,213               0               0
      Securities lending income                            0              0         493,947               0               0
                                                ------------   ------------   -------------     -----------      ----------
   Total income                                   25,605,716     37,323,049      18,173,394       1,837,353       1,617,651
                                                ------------   ------------   -------------     -----------      ----------
   EXPENSES:
      Investment advisory fees                    30,729,535     53,223,049      30,244,958       1,538,749       1,307,613
      Distribution fees                            7,682,384     13,305,762       7,561,240         384,687         326,903
      Shareholder servicing agent fees               707,140        805,240         575,930         126,095          46,349
      Reports to shareholders                      1,249,100      1,883,000       1,409,500         123,300          69,168
      Professional fees                               91,513        138,780         103,575          29,196          30,095
      Registration and filing fees                    99,385        162,460         109,666          10,148          22,583
      Custodian fees                                  84,440        136,830         109,635          15,539          10,854
      Trustee fees                                    74,929        129,440          73,780           3,780           3,166
      Miscellaneous                                   85,056        149,475          85,983           5,604           7,571
                                                ------------   ------------   -------------     -----------      ----------
      Total expenses                              40,803,482     69,934,036      40,274,267       2,237,098       1,824,302
                                                ------------   ------------   -------------     -----------      ----------
      Net investment loss                        (15,197,766)   (32,610,987)    (22,100,873)       (399,745)       (206,651)
                                                ------------   ------------   -------------     -----------      ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Net realized gain on investments sold --
      unaffiliated investments                   148,434,283    282,708,778     317,758,297      22,647,489         118,363
   Net realized gain on investments sold --
      "affiliated" investments                   126,074,646      4,120,753      48,396,990               0               0
   Net change in unrealized appreciation of
      investments                                 63,584,112    101,599,114    (202,585,115)     (8,631,960)      5,955,961
                                                ------------   ------------   -------------     -----------      ----------
   Net gain on investments                       338,093,041    388,428,645     163,570,172      14,015,529       6,074,324
                                                ------------   ------------   -------------     -----------      ----------
   Net increase in net assets resulting
      from operations                           $322,895,275   $355,817,658   $ 141,469,299     $13,615,784      $5,867,673
                                                ============   ============   =============     ===========      ==========

                       See Notes to Financial Statements.

BARON FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                           BARON ASSET FUND                BARON GROWTH FUND              BARON SMALL CAP FUND
                                    ------------------------------  -------------------------------  ------------------------------
                                        FOR THE        FOR THE          FOR THE         FOR THE          FOR THE         FOR THE
                                      YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                     SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,    SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                         2006            2005             2006            2005            2006            2005
                                    --------------  --------------  ---------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment loss              $  (15,197,766) $  (21,856,855) $   (32,610,987) $  (32,047,627) $  (22,100,873) $  (11,728,955)
   Net realized gain (loss) on
      investments sold                 274,508,929     144,194,513      286,829,531     248,696,604     366,155,287      95,073,504
   Net change in unrealized
      appreciation of investments       63,584,112     395,149,197      101,599,114     397,124,402    (202,585,115)    366,444,107
                                    --------------  --------------  ---------------  --------------  --------------  --------------
   Increase in net assets
      resulting from operations        322,895,275     517,486,855      355,817,658     613,773,379     141,469,299     449,788,656
                                    --------------  --------------  ---------------  --------------  --------------  --------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Net realized gain on
      investments                     (136,438,779)   (126,683,892)    (222,904,672)              0     (89,572,056)    (53,166,236)
                                    --------------  --------------  ---------------  --------------  --------------  --------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from the sale of
      shares                           823,269,479     640,133,068      963,307,597   1,971,578,477     693,848,554   1,109,432,440
   Net asset value of shares
      issued in reinvestment of
      dividends                        134,216,963     124,712,972      215,723,575               0      85,550,454      51,062,420
   Cost of shares redeemed            (465,792,862)   (470,600,014)  (1,001,257,192)   (715,806,952)   (738,216,838)   (510,666,216)
                                    --------------  --------------  ---------------  --------------  --------------  --------------
   Increase (decrease) in net
      assets derived from capital
      share transactions               491,693,580     294,246,026      177,773,980   1,255,771,525      41,182,170     649,828,644
   Redemption fees                               0               0                0               0               0               0
                                    --------------  --------------  ---------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets                           678,150,076     685,048,989      310,686,966   1,869,544,904      93,079,413   1,046,451,064
                                    --------------  --------------  ---------------  --------------  --------------  --------------
NET ASSETS:
   Beginning of year                 2,687,441,825   2,002,392,836    5,005,148,863   3,135,603,959   2,828,572,610   1,782,121,546
                                    --------------  --------------  ---------------  --------------  --------------  --------------
   End of year                      $3,365,591,901  $2,687,441,825  $ 5,315,835,829  $5,005,148,863  $2,921,652,023  $2,828,572,610
                                    ==============  ==============  ===============  ==============  ==============  ==============
ACCUMULATED NET INVESTMENT INCOME
   AT END OF YEAR                   $            0  $            0  $       389,299  $            0  $            0  $            0
                                    ==============  ==============  ===============  ==============  ==============  ==============
SHARES:
   Shares sold                          14,107,703      12,158,705       20,204,279      44,272,338      29,041,647      50,454,999
   Shares issued in reinvestment
      of dividends                       2,355,924       2,538,428        4,696,794               0       3,768,729       2,476,351
   Shares redeemed                      (7,993,965)     (8,959,543)     (21,247,341)    (15,932,537)    (31,507,553)    (23,327,448)
                                    --------------  --------------  ---------------  --------------  --------------  --------------
NET INCREASE (DECREASE)                  8,469,662       5,737,590        3,653,732      28,339,801       1,302,823      29,603,902
                                    ==============  ==============  ===============  ==============  ==============  ==============

                                                                       BARON FIFTH AVENUE
                                       BARON iOPPORTUNITY FUND             GROWTH FUND
                                    ----------------------------  ----------------------------
                                       FOR THE        FOR THE        FOR THE        FOR THE
                                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                                    SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                        2006            2005          2006            2005
                                    -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment loss               $   (399,745)  $ (1,482,347)  $   (206,651)  $   (398,774)
   Net realized gain (loss) on
      investments sold                 22,647,489     13,467,239        118,363     (1,174,154)
   Net change in unrealized
      appreciation of investments      (8,631,960)    14,038,503      5,955,961     11,455,168
                                     ------------   ------------   ------------   ------------
   Increase in net assets
      resulting from operations        13,615,784     26,023,395      5,867,673      9,882,240
                                     ------------   ------------   ------------   ------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Net realized gain on
      investments                               0              0              0              0
                                     ------------   ------------   ------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from the sale of
      shares                           31,391,046     38,438,663     87,338,016     50,705,842
   Net asset value of shares
      issued in reinvestment of
      dividends                                 0              0              0              0
   Cost of shares redeemed            (45,344,656)   (52,857,573)   (66,484,035)   (13,350,429)
                                     ------------   ------------   ------------   ------------
   Increase (decrease) in net
      assets derived from capital
      share transactions              (13,953,610)   (14,418,910)    20,853,981     37,355,413
   Redemption fees                         29,348        142,107              0              0
                                     ------------   ------------   ------------   ------------
   Net increase (decrease) in net
      assets                             (308,478)    11,746,592     26,721,654     47,237,653
                                     ------------   ------------   ------------   ------------
NET ASSETS:
   Beginning of year                  145,678,387    133,931,795     96,537,094     49,299,441
                                     ------------   ------------   ------------   ------------
   End of year                       $145,369,909   $145,678,387   $123,258,748   $ 96,537,094
                                     ============   ============   ============   ============
ACCUMULATED NET INVESTMENT INCOME
   AT END OF YEAR                    $          0   $          0   $          0   $          0
                                     ============   ============   ============   ============
SHARES:
   Shares sold                          3,183,604      4,515,672      7,236,439      4,605,887
   Shares issued in reinvestment
      of dividends                              0              0              0              0
   Shares redeemed                     (4,615,816)    (6,280,733)    (5,500,144)    (1,243,955)
                                     ------------   ------------   ------------   ------------
NET INCREASE (DECREASE)                (1,432,212)    (1,765,061)     1,736,295      3,361,932
                                     ============   ============   ============   ============

                       See Notes to Financial Statements.

BARON FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
(1) ORGANIZATION.

Baron Investment Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company established as a Massachusetts business trust on February 19, 1987. The Trust currently offers five series (individually a "Fund" and collectively the "Funds"): Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund, and Baron Fifth Avenue Growth Fund. Prior to October 22, 2004, the name of the Trust was Baron Asset Fund.

The investment objectives of the Funds are as follows:

Baron Asset Fund seeks capital appreciation through long-term investments in securities of small and medium sized companies with undervalued assets or favorable growth prospects.

Baron Growth Fund seeks capital appreciation through long-term investments primarily in the securities of small growth companies.

Baron Small Cap Fund seeks capital appreciation through investments primarily in securities of small companies.

Baron iOpportunity Fund seeks capital appreciation through investments in growth businesses that benefit from technology advances.

Baron Fifth Avenue Growth Fund seeks capital appreciation through investments primarily in the securities of larger growth companies.

(2) SIGNIFICANT ACCOUNTING POLICIES.

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

(a) SECURITY VALUATION. Portfolio securities traded on any national stock exchange are valued based on the last sale price. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. Securities traded in foreign markets are valued using prices reported by local foreign markets and translated into U.S. dollars using the mean of the bid and offer prices of such currencies at the time the net asset value is determined. Where market quotations are not readily available, or in the Adviser's judgment, they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the securities will be valued by the Adviser using procedures established by the Board of Trustees. The Adviser has a fair valuation committee comprised of senior executives and members of the Board. Factors the committee uses include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent, or quotations are genuine. There can be no assurance, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. Debt instruments having a remaining maturity greater than sixty days will be valued at the highest bid price from the dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved by the Board of Trustees. Money market instruments held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost, which approximates value.

(b) FOREIGN CURRENCY TRANSLATIONS. Values of investments denominated in foreign currencies are translated into U.S. dollars using the mean of the bid and offer prices of such currencies at the time net asset value is determined. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

(c) SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSE ALLOCATION. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis which includes the accretion of discounts and amortization of premiums. The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

(d) SECURITY LENDING. The Funds may loan securities to certain brokers. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds earn interest on such collateral and earn income in the form of negotiated lenders' fees, both of which are included in securities lending income in the Statement of Operations. Securities loaned are required to be secured at all times by collateral at least equal to the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 102% of the value of securities loaned. There were no securities on loan as of September 30, 2006.

For the year ended September 30, 2006, Baron Small Cap Fund had securities lending income of $493,947, which is included in the Statement of Operations.

BARON FUNDS
--------------------------------------------------------------------------------

(e) FEDERAL INCOME TAXES. Each Fund of the Trust is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including net realized capital gains, if any, to its shareholders. No federal income tax provision is therefore required.

(f) RESTRICTED SECURITIES. The Funds invest in securities which are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued at fair value as determined in good faith by the Board of Trustees.

(g) DISTRIBUTIONS. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, and wash sale losses deferred. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

(h) SHORT-TERM TRADING FEE. Baron iOpportunity Fund imposes a 1% short-term trading fee on redemptions and exchanges of shares held for less than six months. The fee is retained by Baron iOpportunity for the benefit of the remaining shareholders to offset the administrative costs associated with processing redemptions and exchanges, offset the portfolio transaction costs and facilitate portfolio management. The fee is accounted for as an addition to paid in capital.

(i) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the amounts of income and expenses during the period. Actual results could differ from those estimates.

(j) COMMITMENTS AND CONTINGENCIES. In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(3) PURCHASES AND SALES OF SECURITIES.

Purchases and sales of securities, other than short term securities, for the year ended September 30, 2006 were as follows:

FUND                                PURCHASES          SALES
------------------------------   --------------   --------------
Baron Asset Fund                 $  799,091,642   $  654,406,760
Baron Growth Fund                 1,292,245,767    1,065,493,547
Baron Small Cap Fund              1,164,793,046    1,168,063,328
Baron iOpportunity Fund              91,091,289      101,844,755
Baron Fifth Avenue Growth Fund      157,722,826      129,194,559

(4) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

(a) INVESTMENT ADVISORY FEES. BAMCO, Inc. (the "Adviser"), a wholly owned subsidiary of Baron Capital Group, Inc. ("BCG"), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund and Baron iOpportunity Fund of 1% of the daily average net assets of the respective Funds. Baron Fifth Avenue Growth Fund pays the Adviser 1% for daily average net assets under $1 billion, 0.95% for daily average net assets greater than $1 billion but less than $2 billion, 0.90% for daily average net assets over $2 billion but less than $3 billion, 0.85% for daily average net assets over $3 billion but less than $4 billion, and 0.80% for daily average net assets greater than $4 billion. For Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund, the Adviser has contractually agreed to reduce its fee to the extent required to limit the operating expense to 1.50% and 1.40% of average daily net assets, respectively.

(b) DISTRIBUTION FEES. Baron Capital, Inc. ("BCI"), a wholly owned subsidiary of BCG, is a registered broker-dealer and the distributor of the shares of the Funds pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Funds to pay BCI a distribution fee equal on an annual basis to 0.25% of the Funds' average daily net assets.

During  the  period  October 1, 2005 to October  13,  2005,  the Funds  affected
certain  portfolio   transactions   through  BCI.  BCI  earned  gross  brokerage
commissions on these transactions as follows:

FUND                             COMMISSIONS
------------------------------   -----------
Baron Asset Fund                   $ 8,403
Baron Growth Fund                   14,768
Baron Small Cap Fund                12,521
Baron iOpportunity Fund                886
Baron Fifth Avenue Growth Fund         985

On October 14, 2005, BCI ceased its broker-dealer business and the Funds have conducted no further trading with BCI since that date.

BARON FUNDS
--------------------------------------------------------------------------------

(c) TRUSTEE FEES. Certain Trustees of the Trust may be deemed to be affiliated with or interested persons (as defined by the 1940 Act) of the Funds' Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds' officers received compensation from the Funds.

(5) LINE OF CREDIT. The Funds have entered into a line of credit agreement with the custodian bank to be used for temporary purposes, primarily for financing redemptions. The agreement provides that Baron Asset Fund may borrow up to 5% of the value of its net assets. Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund, and Baron Fifth Avenue Growth Fund may borrow up to 15% of each Fund's respective net assets. The aggregate outstanding principal amount of all loans to any of the Funds may not exceed $100,000,000. Interest is charged to each Fund, based on its borrowings, at a rate per annum equal to the Federal Funds Rate plus a margin of 1.00% to 2.00% depending on the duration of the loan. A commitment fee of 0.10% per annum is incurred on the unused portion of the line of credit and is allocated to the participating Funds. During the year ended September 30, 2006, there were minimal borrowings under the line of credit. At September 30, 2006, there were no loans outstanding under the line of credit.

(6) LITIGATION. An action is pending in the Southern District of New York brought by a shareholder of Baron Growth Fund and of Baron Small Cap Fund against these two Funds, their Trustees, and the distributor, Baron Capital, Inc. The action alleges improper imposition of 12b-1 fees on Funds that were partially closed to new investors and seeks compensatory damages and to enjoin further 12b-1 fees. A motion to dismiss the complaint is currently pending. Neither the outcome nor the possible liability to these two Funds can be determined at this point. No amounts have been accrued in these financial statements with respect to the damages sought by this litigation.

BARON FUNDS
--------------------------------------------------------------------------------

(7) RESTRICTED SECURITIES.

At September 30, 2006, investments in securities included securities that are restricted and/or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At September 30, 2006, the Funds held investments in restricted and illiquid securities that were valued under approved methods by the Board, as follows:

BARON ASSET FUND

                                                      ACQUISITION
NAME OF ISSUER                                           DATE           VALUE
---------------------------------------------------   -----------   ------------
COMMON STOCK
   Kerzner Intl. Holdings, Ltd., Cl A (See Note 10)    09/27/06     $ 52,000,000
   Wynn Resorts, Ltd.                                  04/17/01       94,291,621
CONVERTIBLE PREFERRED STOCK
   Apollo International, Inc., S-A CV Pfd.             07/21/99          600,000
   Somerford Corp., S-A Conv. Pfd.                     12/03/98       10,951,002
                                                                    ------------
TOTAL RESTRICTED SECURITIES: (Cost $94,981,791)
   (4.69% of Net Assets)                                            $157,842,623
                                                                    ============

BARON GROWTH FUND

                                                      ACQUISITION
NAME OF ISSUER                                           DATE           VALUE
---------------------------------------------------   -----------   ------------
COMMON STOCK
   CBRE Realty Finance, Inc. 144A                      06/02/05     $  9,658,338
   Fontainebleau Resorts, LLC                          10/05/05       11,600,000
   Kerzner Intl. Holdings, Ltd., Cl A (See Note 10)    09/27/06       74,000,000
   Wynn Resorts, Ltd.                                  04/22/02       34,739,042
CONVERTIBLE PREFERRED STOCK
   Reliant Pharmaceuticals LLC, Series D               10/28/03        7,500,000
                                                                    ------------
TOTAL RESTRICTED SECURITIES: (Cost $125,063,961)
   (2.59% of Net Assets)                                            $137,497,380
                                                                    ============

BARON SMALL CAP FUND

                                                      ACQUISITION
NAME OF ISSUER                                            DATE          VALUE
---------------------------------------------------   -----------   ------------
COMMON STOCK
   Kerzner Intl. Holdings, Ltd., Cl A (See Note 10)     09/27/06     $35,000,000
WARRANTS
   Casual Male Retail Group, Inc.
      Warrants Exp 04/26/2007                           05/15/02      11,817,706
   Casual Male Retail Group, Inc.
      Warrants Exp 07/02/2010                           07/03/03         897,000
   Infocrossing, Inc.
      Warrants Exp 10/16/2008                           10/16/03       1,235,292
                                                                     -----------
TOTAL RESTRICTED SECURITIES: (Cost $37,197,934)
   (1.68% of Net Assets)                                             $48,949,998
                                                                     ===========

BARON iOPPORTUNITY FUND

                                                      ACQUISITION
NAME OF ISSUER                                           DATE          VALUE
---------------------------------------------------   -----------   ------------
WARRANTS
   Loudeye Corp.
      Warrants Exp 12/23/2010                           12/22/04     $        0
                                                                     ----------
TOTAL RESTRICTED SECURITIES: (Cost $0)
   (0.00% of Net Assets)                                             $        0
                                                                     ==========

BARON FUNDS
--------------------------------------------------------------------------------

(8) INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS.

Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

For the year ended September 30, 2006, the Funds recorded the following permanent reclassifications to reflect tax character. Reclassifications between income, realized gains and paid-in-capital relate primarily to the tax treatment of net investment losses. Results of operations and net assets were not affected by these reclassifications.

                                   UNDISTRIBUTED   ACCUMULATED
                                  NET INVESTMENT    REALIZED
FUND                                  INCOME        GAIN/LOSS    CAPITAL PAID-IN
-------------------------------   --------------   -----------   ---------------
Baron Asset Fund                   $15,197,766     $   (93,433)   $(15,104,333)
Baron Growth Fund                   33,000,286      (3,086,456)    (29,913,830)
Baron Small Cap Fund                22,100,873          20,466     (22,121,339)
Baron iOpportunity Fund                399,745               1        (399,746)
Baron Fifth Avenue Growth Fund         206,651          (8,758)       (197,893)

As of September 30, 2006, the components of net assets on a tax basis were as follows:

                                                                                                                        BARON
                                         BARON ASSET      BARON GROWTH    BARON SMALL CAP   BARON iOPPORTUNITY   FIFTH AVENUE GROWTH
                                             FUND             FUND             FUND                FUND                 FUND
                                        --------------   --------------   ---------------   ------------------   -------------------
Cost of investments                     $2,007,868,349   $3,941,539,704    $2,246,504,747      $112,005,819         $107,828,880
                                        ==============   ==============    ==============      ============         ============
Gross tax unrealized appreciation       $1,422,846,007   $1,568,707,464    $  781,994,640      $ 39,138,796         $ 19,074,468
Gross tax unrealized depreciation          (60,440,844)    (166,924,269)     (146,182,976)       (5,209,874)          (1,850,018)
                                        --------------   --------------    --------------      ------------         ------------
Net tax unrealized appreciation          1,362,405,163    1,401,783,195       635,811,664        33,928,922           17,224,450

Undistributed Long-Term Capital Gains      266,474,994      276,284,201       350,459,409                --                   --
Capital Loss Carryforwards                          --               --                --       (58,228,138)            (661,500)
Paid-in Capital                          1,736,711,744    3,637,768,433     1,935,380,950       169,669,125          106,695,798
                                        --------------   --------------    --------------      ------------         ------------
Net Assets                              $3,365,591,901   $5,315,835,829    $2,921,652,023      $145,369,909         $123,258,748
                                        ==============   ==============    ==============      ============         ============

The Funds had Capital loss carryforwards expiring as follows:

                                                                                                                 BARON
                                      BARON ASSET   BARON GROWTH   BARON SMALL CAP   BARON iOPPORTUNITY   FIFTH AVENUE GROWTH
                                         FUND           FUND            FUND                FUND                 FUND
                                      -----------   ------------   ---------------   ------------------   -------------------
2010                                   $      --      $      --       $      --         $(36,416,234)          $      --
2011                                          --             --              --          (21,811,904)                  0
2013                                          --             --              --                    0            (661,500)
                                       ---------      ---------       ---------         ------------           ---------
                                       $      --      $      --       $      --         $(58,228,138)          $(661,500)
                                       =========      =========       =========         ============           =========
Capital loss carryforwards utilized
   during the year ended
   September 30, 2006                  $      --      $      --       $      --         $ 21,791,013           $  46,114
                                       =========      =========       =========         ============           =========

The tax character of distributions paid during the fiscal years ended September 30, 2006 and September 30, 2005 was as follows:

                                        9/30/2006                  9/30/2005
                                 ------------------------   -----------------------
                                               LONG TERM                 LONG TERM
FUND                              ORDINARY   CAPITAL GAIN   ORDINARY   CAPITAL GAIN
------------------------------   ---------   ------------   --------   ------------
Baron Asset Fund                 $      --   $136,438,779     $--      $126,683,892
Baron Growth Fund                       --    222,904,672      --                --
Baron Small Cap Fund                    --     89,572,056      --        53,166,236
Baron iOpportunity Fund                 --             --      --                --
Baron Fifth Avenue Growth Fund          --             --      --                --

BARON FUNDS
--------------------------------------------------------------------------------

(9) INVESTMENTS IN "AFFILIATES"* DURING THE YEAR ENDED SEPTEMBER 30, 2006.

BARON ASSET FUND

                                                                                                                        DIVIDEND
                                     BALANCE OF         GROSS       GROSS SALES     BALANCE OF                           INCOME
                                   SHARES HELD ON     PURCHASES         AND       SHARES HELD ON       VALUE         OCT. 1, 2005 -
NAME OF ISSUER                     SEPT. 30, 2005   AND ADDITIONS   REDUCTIONS    SEPT. 30, 2006   SEPT. 30, 2006    SEPT. 30, 2006
--------------------------------   --------------   -------------   -----------   --------------   --------------    --------------
Alexander's, Inc.                       314,000                                        314,000      $ 97,418,500
Apollo International, Inc., S-A
   CV Pfd.                              105,264                                        105,264           600,000
ChoicePoint, Inc.                     4,500,000                        310,000       4,190,000                 --**
Kerzner Intl., Ltd.                   2,400,000                      2,400,000              --                 --**
Vail Resorts, Inc.                    3,000,000                                      3,000,000       120,060,000
                                                                                                    ------------          ----
TOTAL INVESTMENT IN "AFFILIATES"
  (6.48% OF NET ASSETS)                                                                             $218,078,500          $  0
                                                                                                    ============          ====

---------------
* Affiliated investments, as defined in the Investment Company Act of 1940, are investments in which a Fund held 5% or more of the outstanding voting securities during the year ended September 30, 2006.
**   As of September 30, 2006, no longer an affiliate.

BARON GROWTH FUND

                                                                                                                        DIVIDEND
                                     BALANCE OF         GROSS       GROSS SALES     BALANCE OF                           INCOME
                                   SHARES HELD ON     PURCHASES         AND       SHARES HELD ON       VALUE         OCT. 1, 2005 -
NAME OF ISSUER                     SEPT. 30, 2005   AND ADDITIONS   REDUCTIONS    SEPT. 30, 2006   SEPT. 30, 2006    SEPT. 30, 2006
--------------------------------   --------------   -------------   -----------   --------------   --------------    --------------
AMERIGROUP, Corp.                    3,800,000                        100,000        3,700,000      $109,335,000
Blue Nile, Inc.                        875,000                                         875,000        31,806,250
Carter's, Inc.^                      1,450,000        1,450,000                      2,900,000                 --**
Centene Corp.                        3,199,500                        199,500        3,000,000        49,320,000
Center Financial Corp.                 850,000                                         850,000        20,213,000        $136,000
Chemed Corp.                           825,000          525,000                      1,350,000        43,551,000         230,766
DeVry, Inc.                          3,700,000                                       3,700,000        78,699,000
Encore Acquisition Co.               3,700,000                        300,000        3,400,000        82,756,000
Peet's Coffee & Tea, Inc.              600,000          100,000                        700,000        17,507,000
Ralcorp Hldgs., Inc., Cl A           1,300,000          100,000                      1,400,000        67,522,000
Select Comfort Corp.++               1,800,000          900,000                      2,700,000        59,076,000
Symyx Technologies, Inc.             1,550,000          100,000                      1,650,000        34,963,500
                                                                                                    ------------        --------
TOTAL INVESTMENT IN "AFFILIATES"
  (11.19% OF NET ASSETS)                                                                            $594,748,750        $366,766
                                                                                                    ============        ========

---------------
^    Received 1,450,000 shares from 2:1 stock split.
++   Received 900,000 shares from 3:2 stock split.
* Affiliated investments, as defined in the Investment Company Act of 1940, are investments in which a Fund held 5% or more of the outstanding voting securities during the year ended September 30, 2006.
**   As of September 30, 2006, no longer an affiliate.

BARON FUNDS
--------------------------------------------------------------------------------

(9) INVESTMENTS IN "AFFILIATES"* DURING THE YEAR ENDED SEPTEMBER 30, 2006 (CONTINUED)

BARON SMALL CAP FUND


                                               BALANCE OF         GROSS       GROSS SALES     BALANCE OF
                                             SHARES HELD ON     PURCHASES         AND       SHARES HELD ON        VALUE
NAME OF ISSUER                               SEPT. 30, 2005   AND ADDITIONS    REDUCTIONS   SEPT. 30, 2006   SEPT. 30, 2006
------------------------------------------   --------------   -------------   -----------   --------------   --------------
AFC Enterprises, Inc.                           1,850,000         400,000                      2,250,000      $ 32,490,000
Cash Systems, Inc.                              1,500,000                                      1,500,000        10,485,000
Casual Male Retail Group, Inc.                  1,157,503                                      1,157,503        15,892,516
Casual Male Retail Group, Inc., Warrants
  Exp 04/26/2007                                1,407,353                                      1,407,353        11,817,706
Casual Male Retail Group, Inc., Warrants
  Exp 07/02/2010                                  100,000                                        100,000           897,000
Design Within Reach, Inc.                       1,100,000          75,000        500,000         675,000                 --**
DTS, Inc.                                       1,625,000                                      1,625,000        34,417,500
Eagle Materials, Inc.
  (formerly Eagle Materials, Inc., Cl B) +      1,000,000       2,000,000      1,400,000       1,600,000                 --**
Eagle Materials, Inc.                              45,600                         45,600              --                 --**
Great Wolf Resorts, Inc.                        2,500,000         250,000                      2,750,000        32,890,000
Iconix Brand Group, Inc.                               --       2,500,000                      2,500,000        40,250,000
Immucor, Inc. O                                 2,500,000       1,000,000      1,400,000       2,100,000                 --**
Infocrossing, Inc.                              1,082,000                      1,082,000              --                 --**
Infocrossing, Inc., Warrants Exp 10/16/
  2008                                            222,575                                        222,575                 --**
Kensey Nash Corp.                                 941,600         108,400        100,000         950,000        27,806,500
Koppers Holdings, Inc.                                 --       1,095,000        175,100         919,900                 --**
L-1 Identity Solutions, Inc.
  (formerly Viisage Technology, Inc.)++                --       2,283,585                      2,283,585                 --**
LECG Corp.                                      1,650,000                        900,000         750,000                 --**
MarineMax, Inc.                                 1,500,000         150,000                      1,650,000        41,992,500
Measurement Specialties, Inc.                   1,100,000                        100,000       1,000,000        18,650,000
NuCO2, Inc.                                     1,127,364         122,636                      1,250,000        33,625,000
                                                                                                              ------------
TOTAL INVESTMENT IN "AFFILIATES"
  (10.31% OF NET ASSETS)                                                                                      $301,213,722
                                                                                                              ============

                                                DIVIDEND
                                                 INCOME
                                             OCT. 1, 2005 -
NAME OF ISSUER                               SEPT. 30, 2006
-----------------------------------------------------------
AFC Enterprises, Inc.
Cash Systems, Inc.
Casual Male Retail Group, Inc.
Casual Male Retail Group, Inc., Warrants
  Exp 04/26/2007
Casual Male Retail Group, Inc., Warrants
  Exp 07/02/2010
Design Within Reach, Inc.
DTS, Inc.
Eagle Materials, Inc.
  (formerly Eagle Materials, Inc., Cl B) +     $1,457,500
Eagle Materials, Inc.                              13,680
Great Wolf Resorts, Inc.
Iconix Brand Group, Inc.
Immucor, Inc. O
Infocrossing, Inc.
Infocrossing, Inc., Warrants Exp 10/16/
  2008
Kensey Nash Corp.
Koppers Holdings, Inc.                            452,033
L-1 Identity Solutions, Inc.
  (formerly Viisage Technology, Inc.)++
LECG Corp.
MarineMax, Inc.
Measurement Specialties, Inc.
NuCO2, Inc.
                                               ----------
TOTAL INVESTMENT IN "AFFILIATES"
  (10.31% OF NET ASSETS)                       $1,923,213
                                               ==========

---------------
+    Received 2,000,000 shares from 3:1 stock split.
++   Received 163,185 shares from stock merger.
O    Received 1,000,000 shares from 3:2 stock split.
* Affiliated investments, as defined in the Investment Company Act of 1940, are investments in which a Fund held 5% or more of the outstanding voting securities during the year ended September 30, 2006.
**   As of September 30, 2006, no longer an affiliate.

(10) COMMITMENTS AND CONTINGENCIES. On September 27, 2006, Baron Asset Fund, Baron Growth Fund and Baron Small Cap Fund, in connection with its investment in Kerzner Intl. Holdings Ltd., CL A ("Kerzner"), each agreed to guarantee ("Windstorm Guarantee") its proportionate share (based on each Fund's ownership interests in Kerzner), of certain obligations relating to amounts that may become payable due to wind or storm damage at Kerzner's Bahamian properties to the lenders that financed the Kerzner acquisition. The maximum amount of potential future payments would be $5,318,000, $7,555,500 and $3,570,900 for Baron Asset Fund, Baron Growth Fund and Baron Small Cap Fund, respectively. The Windstorm Guarantee will expire June 2009. In addition, each of these Funds agreed to commit to purchase up to its proportionate share (based on each Fund's ownership interests in Kerzner) of up to 1.2672 billion Singapore Dollars (approximately $33,200,000, $47,300,000 and $22,400,000 for Baron Asset Fund,
Baron Growth Fund and Baron Small Cap Fund, respectively). The commitment relates to a proposed development project that Kerzner is considering. The commitment will terminate not later than September 27, 2007 unless Kerzner is successful in its bid for the development project. Accordingly, Baron Asset Fund, Baron Growth Fund and Baron Small Cap Fund have segregated securities valued at $60,616,560, $86,924,801 and $40,901,900 respectively, to meet these contingencies.

BARON FUNDS
--------------------------------------------------------------------------------

(11)  FASB   INTERPRETATION   NO.  48.  In  July  2006,  the  FASB  issued  FASB
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Funds are currently evaluating the impact, if any, of applying the various provisions of FIN 48.

(12) SUBSEQUENT EVENT. On October 12, 2006, a proxy statement was filed in connection with a proposed change in the investment goal of Baron Asset Fund. Baron Asset Fund currently invests in small and mid sized growth companies. Shareholders were asked to consider and vote to approve or disapprove a change to the investment goal of Baron Asset Fund to invest principally in mid-sized growth companies, which are currently defined as having a market capitalization of $2.5 billion to $8 billion. The shareholder meeting is scheduled to take place on December 5, 2006.

--------------------------------------------------------------------------------
(13) FINANCIAL HIGHLIGHTS

BARON ASSET FUND

Selected data for a share outstanding throughout each year:

                                                                        YEAR ENDED SEPTEMBER 30,
                                           --------------------------------------------------------------------------------
                                             2006        2005        2004        2003        2002        2001        2000
                                           --------    --------    --------    --------    --------    --------    --------
NET ASSET VALUE, BEGINNING OF YEAR         $  56.52    $  47.89    $  40.05    $  35.65    $  40.22    $  63.35    $  51.57
                                           --------    --------    --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                  (0.27)      (0.46)      (0.43)      (0.46)      (0.55)      (0.65)      (0.76)
Net realized and unrealized gains
   (losses) on investments                     6.64       12.08        8.27        6.04        0.05      (17.87)      12.53
                                           --------    --------    --------    --------    --------    --------    --------
      TOTAL FROM INVESTMENT OPERATIONS         6.37       11.62        7.84        5.58       (0.50)     (18.52)      11.77
                                           --------    --------    --------    --------    --------    --------    --------
LESS DISTRIBUTIONS
Dividends from net investment income           0.00        0.00        0.00        0.00        0.00        0.00        0.00
Distributions from net realized gains         (2.81)      (2.99)       0.00       (1.18)      (4.07)      (4.61)       0.00
                                           --------    --------    --------    --------    --------    --------    --------
      TOTAL DISTRIBUTIONS                     (2.81)      (2.99)       0.00       (1.18)      (4.07)      (4.61)       0.00
                                           --------    --------    --------    --------    --------    --------    --------
Capital contribution                           0.00        0.00        0.00        0.00        0.00        0.00        0.01
                                           --------    --------    --------    --------    --------    --------    --------
NET ASSET VALUE, END OF YEAR               $  60.08    $  56.52    $  47.89    $  40.05    $  35.65    $  40.22    $  63.35
                                           ========    ========    ========    ========    ========    ========    ========
      TOTAL RETURN                            11.54%      25.21%      19.58%      16.11%      (2.54%)    (31.16%)     22.84%+
                                           ========    ========    ========    ========    ========    ========    ========
RATIOS/SUPPLEMENTAL DATA
Net assets (in millions), end of year      $3,365.6    $2,687.4    $2,002.4    $1,957.2    $2,055.2    $2,692.3    $4,917.4
Ratio of total expenses to average net
   assets                                      1.33%       1.34%       1.34%       1.34%       1.35%       1.37%       1.36%
Less: Ratio of interest expense to
   average net assets                          0.00%       0.00%       0.00%       0.00%      (0.02%)     (0.01%)     (0.03%)
                                           --------    --------    --------    --------    --------    --------    --------
Ratio of operating expenses to average
   net assets                                  1.33%       1.34%       1.34%       1.34%       1.33%       1.36%       1.33%
                                           ========    ========    ========    ========    ========    ========    ========
Ratio of net investment income (loss) to
   average net assets                         (0.49%)     (0.91%)     (0.90%)     (1.14%)     (1.16%)     (1.14%)     (1.09%)
Portfolio turnover rate                       21.87%      11.47%      19.57%      27.95%       6.01%       4.33%       2.51%

                                                YEAR ENDED SEPTEMBER 30,
                                           --------------------------------
                                             1999        1998        1997
                                           --------    --------    --------
NET ASSET VALUE, BEGINNING OF YEAR         $  39.96    $  47.43    $  35.50
                                           --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                  (0.30)       0.05       (0.14)
Net realized and unrealized gains
   (losses) on investments                    11.94       (7.52)      12.11
                                           --------    --------    --------
      TOTAL FROM INVESTMENT OPERATIONS        11.64       (7.47)      11.97
                                           --------    --------    --------
LESS DISTRIBUTIONS
Dividends from net investment income          (0.04)       0.00        0.00
Distributions from net realized gains          0.00        0.00       (0.04)
                                           --------    --------    --------
      TOTAL DISTRIBUTIONS                     (0.04)       0.00       (0.04)
                                           --------    --------    --------
Capital contribution                           0.01        0.00        0.00
                                           --------    --------    --------
NET ASSET VALUE, END OF YEAR               $  51.57    $  39.96    $  47.43
                                           ========    ========    ========
      TOTAL RETURN                            29.16%*    (15.75%)     33.75%
                                           ========    ========    ========
RATIOS/SUPPLEMENTAL DATA
Net assets (in millions), end of year      $5,863.1    $4,410.5    $3,224.5
Ratio of total expenses to average net
   assets                                      1.31%       1.32%       1.35%
Less: Ratio of interest expense to
   average net assets                          0.00%       0.00%       0.00%
                                           --------    --------    --------
Ratio of operating expenses to average
   net assets                                  1.31%       1.32%       1.35%
                                           ========    ========    ========
Ratio of net investment income (loss) to
 average net assets                           (0.57%)      0.11%      (0.52%)
Portfolio turnover rate                       15.64%      23.43%      13.23%

---------------
+ Had the adviser not made the capital contribution, the Fund's performance would have been reduced by 0.02%.
* Had the adviser not made the capital contribution, the Fund's performance would have been reduced by 0.03%.

BARON FUNDS
-------------------------------------------------------------------------------

(13) FINANCIAL HIGHLIGHTS (CONTINUED)

BARON GROWTH FUND

Selected data for a share outstanding throughout each year:

                                                                           YEAR ENDED SEPTEMBER 30,
                                           --------------------------------------------------------------------------------------
                                             2006        2005        2004        2003        2002       2001      2000      1999
                                           --------    --------    --------    --------    --------    ------    ------    ------
NET ASSET VALUE, BEGINNING OF YEAR         $  45.96    $  38.92    $  32.65    $  26.96    $  27.18    $32.26    $29.06    $20.32
                                           --------    --------    --------    --------    --------    ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                  (0.29)      (0.29)      (0.30)      (0.25)      (0.23)    (0.22)    (0.26)    (0.04)
Net realized and unrealized gains
   (losses) on investments                     3.61        7.33        6.57        5.94        1.65     (1.67)     5.34      8.82
                                           --------    --------    --------    --------    --------    ------    ------    ------
      TOTAL FROM INVESTMENT OPERATIONS         3.32        7.04        6.27        5.69        1.42     (1.89)     5.08      8.78
                                           --------    --------    --------    --------    --------    ------    ------    ------
LESS DISTRIBUTIONS
Dividends from net investment income           0.00        0.00        0.00        0.00        0.00      0.00      0.00     (0.04)
Distributions from net realized gains         (2.05)       0.00        0.00        0.00       (1.64)    (3.19)    (1.88)     0.00
                                           --------    --------    --------    --------    --------    ------    ------    ------
      TOTAL DISTRIBUTIONS                     (2.05)       0.00        0.00        0.00       (1.64)    (3.19)    (1.88)    (0.04)
                                           --------    --------    --------    --------    --------    ------    ------    ------
NET ASSET VALUE, END OF YEAR                 $47.23    $  45.96    $  38.92    $  32.65    $  26.96    $27.18    $32.26    $29.06
                                           ========    ========    ========    ========    ========    ======    ======    ======
      TOTAL RETURN                             7.36%      18.09%      19.20%      21.11%       5.02%    (6.06%)   18.63%    43.21%
                                           ========    ========    ========    ========    ========    ======    ======    ======
RATIOS/SUPPLEMENTAL DATA
Net assets (in millions), end of year      $5,315.8    $5,005.1    $3,135.6    $2,185.4    $1,030.3    $512.3    $533.4    $439.4
Ratio of total expenses to average net
   assets                                      1.31%       1.31%       1.33%       1.36%       1.35%     1.36%     1.36%     1.40%
Less: Ratio of interest expense to
   average net assets                          0.00%       0.00%       0.00%       0.00%       0.00%     0.00%     0.00%    (0.03%)
                                           --------    --------    --------    --------    --------    ------    ------    ------
Ratio of operating expenses to average
   net assets                                  1.31%       1.31%       1.33%       1.36%       1.35%     1.36%     1.36%     1.37%
                                           ========    ========    ========    ========    ========    ======    ======    ======
Ratio of net investment income (loss) to
   average net assets                         (0.61%)     (0.73%)     (0.89%)     (1.11%)     (1.02%)   (0.79%)   (0.78%)   (0.20%)
Portfolio turnover rate                       21.27%      15.50%      27.15%      32.63%      18.31%    34.94%    39.00%    53.36%

                                               YEAR ENDED
                                              SEPTEMBER 30,
                                           -------------------
                                             1998      1997
                                           -------    -------
NET ASSET VALUE, BEGINNING OF YEAR         $ 24.89    $ 18.40
                                           -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                  0.06       0.06
Net realized and unrealized gains
  (losses)
  on investments                             (4.56)      6.68
                                           -------    -------
   TOTAL FROM INVESTMENT OPERATIONS          (4.50)      6.74
                                           -------    -------
LESS DISTRIBUTIONS
Dividends from net investment income         (0.02)     (0.09)
Distributions from net realized gains        (0.05)     (0.16)
                                           -------    -------
   TOTAL DISTRIBUTIONS                       (0.07)     (0.25)
                                           -------    -------
NET ASSET VALUE, END OF YEAR               $ 20.32    $ 24.89
                                           =======    =======
   TOTAL RETURN                             (18.11%)    37.11%
                                           =======    =======
RATIOS/SUPPLEMENTAL DATA
Net assets (in millions), end of year      $ 315.6    $ 390.8
Ratio of total expenses to average net
 assets                                       1.43%      1.40%
Less: Ratio of interest expense to
 average net assets                          (0.06%)     0.00%
                                           -------    -------
Ratio of operating expenses to average
 net assets                                   1.37%      1.40%
                                           =======    =======
Ratio of net investment income (loss) to
 average net assets                           0.21%     0.37%
Portfolio turnover rate                      40.38%    25.17%

BARON SMALL CAP FUND

Selected data for a share outstanding throughout each year:

                                                                         YEAR ENDED SEPTEMBER 30,
                                          -------------------------------------------------------------------------------------
                                            2006        2005        2004        2003       2002      2001       2000      1999
                                          --------    --------    --------    --------    ------    -------    ------    ------
NET ASSET VALUE, BEGINNING OF YEAR        $  23.08    $  19.18    $  17.26    $  13.73    $12.69    $ 16.05    $13.37    $ 8.61
                                          --------    --------    --------    --------    ------    -------    ------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                          (0.18)      (0.10)      (0.15)      (0.11)    (0.14)     (0.11)    (0.16)    (0.10)
Net realized and unrealized gains
   (losses) on investments                    1.43        4.55        2.07        4.02      1.18      (2.87)     2.84      4.86
                                          --------    --------    --------    --------    ------    -------    ------    ------
      TOTAL FROM INVESTMENT OPERATIONS        1.25        4.45        1.92        3.91      1.04      (2.98)     2.68      4.76
                                          --------    --------    --------    --------    ------    -------    ------    ------
LESS DISTRIBUTIONS
Dividends from net investment income          0.00        0.00        0.00        0.00      0.00       0.00      0.00      0.00
Distributions from net realized gains        (0.74)      (0.55)       0.00       (0.38)     0.00      (0.38)     0.00      0.00
                                          --------    --------    --------    --------    ------    -------    ------    ------
      TOTAL DISTRIBUTIONS                    (0.74)      (0.55)       0.00       (0.38)     0.00      (0.38)     0.00      0.00
                                          --------    --------    --------    --------    ------    -------    ------    ------
NET ASSET VALUE, END OF YEAR                $23.59    $  23.08    $  19.18    $  17.26    $13.73    $ 12.69    $16.05    $13.37
                                          ========    ========    ========    ========    ======    =======    ======    ======
      TOTAL RETURN                            5.52%      23.56%      11.12%      29.20%     8.20%    (18.83%)   20.04%    55.28%
                                          ========    ========    ========    ========    ======    =======    ======    ======
RATIOS/SUPPLEMENTAL DATA
Net assets (in millions), end of year     $2,921.7    $2,828.6    $1,782.1    $1,210.5    $719.1    $ 585.9    $879.5    $715.7
Ratio of expenses to average net assets       1.33%       1.33%       1.33%       1.36%     1.36%      1.35%     1.33%     1.34%
Ratio of net investment loss to average
   net assets                                (0.73%)     (0.48%)     (0.88%)     (0.87%)   (0.97%)    (0.68%)   (0.90%)   (0.99%)
Portfolio turnover rate                      39.99%      24.68%      32.92%      30.29%    55.07%     55.77%    53.18%    42.69%

                                               YEAR
                                              ENDED
                                          SEPTEMBER 30,
                                          -------------
                                              1998
                                            -------
NET ASSET VALUE, BEGINNING OF YEAR          $ 10.00
                                            -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                           (0.02)
Net realized and unrealized gains
 (losses) on investments                      (1.37)
                                            -------
   TOTAL FROM INVESTMENT OPERATIONS           (1.39)
                                            -------
LESS DISTRIBUTIONS
Dividends from net investment income           0.00
Distributions from net realized gains          0.00
                                            -------
   TOTAL DISTRIBUTIONS                         0.00
                                            -------
NET ASSET VALUE, END OF YEAR                $  8.61
                                            =======
   TOTAL RETURN                              (13.90%)
                                            =======
RATIOS/SUPPLEMENTAL DATA
Net assets (in millions), end of year       $ 403.7
Ratio of expenses to average net assets        1.39%
Ratio of net investment loss to average
 net assets                                   (0.20%)
Portfolio turnover rate                       59.68%

BARON FUNDS
-------------------------------------------------------------------------------

(13) FINANCIAL HIGHLIGHTS (CONTINUED)

BARON iOPPORTUNITY FUND

Selected data for a share outstanding throughout each year:

                                                                 YEAR ENDED SEPTEMBER 30,
                                            ------------------------------------------------------------------
                                             2006      2005     2004     2003      2002       2001      2000*
                                            ------    ------   ------   ------   -------    -------    -------
NET ASSET VALUE, BEGINNING OF YEAR          $ 9.16    $ 7.58   $ 6.48   $ 3.63   $  4.09    $  8.76    $ 10.00
                                            ------    ------   ------   ------   -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                 (0.03)    (0.09)   (0.10)   (0.05)    (0.06)     (0.05)      0.03
Net realized and unrealized gains
   (losses) on investments                    0.92      1.66     1.18     2.89     (0.40)     (4.59)     (1.28)
                                            ------    ------   ------   ------   -------    -------    -------
   TOTAL FROM INVESTMENT OPERATIONS           0.89      1.57     1.08     2.84     (0.46)     (4.64)     (1.25)
                                            ------    ------   ------   ------   -------    -------    -------
LESS DISTRIBUTIONS
Dividends from net investment income          0.00      0.00     0.00     0.00      0.00      (0.03)      0.00
Distributions from net realized gains         0.00      0.00     0.00     0.00      0.00       0.00       0.00
                                            ------    ------   ------   ------   -------    -------    -------
   TOTAL DISTRIBUTIONS                        0.00      0.00     0.00     0.00      0.00      (0.03)      0.00
                                            ------    ------   ------   ------   -------    -------    -------
Redemption fees added to paid in capital      0.00+     0.01     0.02     0.01      0.00+      0.00+      0.01
                                            ------    ------   ------   ------   -------    -------    -------
NET ASSET VALUE, END OF YEAR                $10.05    $ 9.16   $ 7.58   $ 6.48   $  3.63    $  4.09    $  8.76
                                            ======    ======   ======   ======   =======    =======    =======
   TOTAL RETURN                               9.72%    20.84%^  16.98%^  78.51%^  (11.25%)^  (53.14%)^  (12.40%)^+
                                            ======    ======   ======   ======   =======    =======    =======
RATIOS/SUPPLEMENTAL DATA
Net assets (in millions), end of year       $145.4    $145.7   $133.9   $109.3   $  57.5    $  73.7    $ 188.2
Ratio of total expenses to average net
   assets                                     1.45%     1.52%    1.56%    1.67%     1.65%      1.55%      1.53%**
Less: Expense reimbursement by investment
   adviser                                    0.00%    (0.02%)  (0.06%)  (0.17%)   (0.15%)    (0.05%)    (0.03%)**
                                            ------    ------   ------   ------   -------    -------    -------
Ratio of net expenses to average net
   assets                                     1.45%     1.50%    1.50%    1.50%     1.50%      1.50%      1.50%**
                                            ======    ======   ======   ======   =======    =======    =======
Ratio of net investment income (loss) to
   average net assets                        (0.26%)   (1.01%)  (1.25%)  (1.18%)   (1.20%)    (0.75%)     0.46%**
Portfolio turnover rate                      67.25%    83.64%   86.35%   89.72%    96.41%    123.30%     31.47%+

----------
* For the period February 29, 2000 (Commencement of Operations) to September 30, 2000.
**   Annualized.
+    Not annualized.
+    Less than $0.01 per share.
^ The total returns would have been lower had certain expenses not been reduced during the periods shown.

BARON FIFTH AVENUE GROWTH FUND

Selected data for a share outstanding throughout each year:

                                                             YEAR ENDED SEPTEMBER 30,
                                                            -------------------------
                                                              2006     2005     2004*
                                                            -------   ------   ------
NET ASSET VALUE, BEGINNING OF YEAR                          $ 11.56   $ 9.89   $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                           (0.02)   (0.05)   (0.02)
Net realized and unrealized gains (losses) on investments      0.68     1.72    (0.09)
                                                            -------   ------   ------
   TOTAL FROM INVESTMENT OPERATIONS                            0.66     1.67    (0.11)
                                                            -------   ------   ------
LESS DISTRIBUTIONS
Dividends from net investment income                           0.00     0.00     0.00
Distributions from net realized gains                          0.00     0.00     0.00
                                                            -------   ------   ------
      TOTAL DISTRIBUTIONS                                      0.00     0.00     0.00
                                                            -------   ------   ------
NET ASSET VALUE, END OF YEAR                                $ 12.22   $11.56   $ 9.89
                                                            =======   ======   ======
      TOTAL RETURN                                             5.71%   16.89%^  (1.10%)^+
                                                            =======   ======   ======
RATIOS/SUPPLEMENTAL DATA
Net assets (in millions), end of year                       $ 123.3   $ 96.5   $ 49.3
Ratio of total expenses to average net assets                  1.39%    1.49%    1.67%**
Less: Expense reimbursement by investment adviser              0.00%   (0.09%)  (0.27%)**
                                                            -------   ------   ------
Ratio of net expenses to average net assets                    1.39%    1.40%    1.40%**
                                                            =======   ======   ======
Ratio of net investment loss to average net assets            (0.16%)  (0.58%)  (0.79%)**
Portfolio turnover rate                                      105.77%   46.71%    7.58%+

----------
* For the period April 30, 2004 (Commencement of Operations) to September 30, 2004.
**   Annualized.
+    Not annualized.
^ The total returns would have been lower had certain expenses not been reduced during the periods shown.

BARON FUNDS
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Baron Investment Funds Trust

In our opinion, the accompanying statements of assets and liabilities, including the statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Baron Investment Funds Trust, comprising, respectively, Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund (collectively the "Funds") at September 30, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 27, 2006

BARON FUNDS
--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY CONTRACTS FOR EACH OF THE SERIES BY THE BOARD OF TRUSTEES

The Board of Trustees (the "Board") of Baron Investment Funds Trust (the "Trust") met on May 23, 2006, to discuss the selection of BAMCO, Inc. as the adviser ("Adviser") and the approval of the advisory fee for each series of the Trust (a "Fund" or collectively, the "Funds"). The members of the Board who are not affiliated with the Funds' Adviser (the "Independent Trustees") met in separate session to discuss and consider the renewal of the advisory contracts for each Fund. An independent consultant provided reports to the Board and attended the May Board meeting. The Trustees received a substantial amount of information from the Adviser and from the consultant. Based on its evaluation of this and other information, the Board, including a majority of the Independent Trustees, approved the continuation of the advisory agreements for each Fund for an additional one year period.

In considering the advisory agreements and in reaching its determination, the Board reviewed and analyzed various factors that it deemed relevant, including the factors listed below.

1. NATURE, EXTENT AND QUALITY OF SERVICES

As part of their consideration of the services provided by the Adviser, the Independent Trustees relied on information received and knowledge gained throughout the year. The Board considered the Adviser's resources and the Board's confidence in the Adviser's senior personnel and portfolio management staff. The Board paid particular attention to the quality of the services provided by the Adviser and the nature of those services, including the extensive devotion to research efforts by the Adviser and the long-term approach to portfolio management. The Board also considered the level of performance of other services provided by the Adviser, including selection of broker/dealers for Fund portfolio transactions, relationships with and supervision of third party service providers, including the Funds' custodian and transfer agent, the ability to monitor adherence to risk profiles, investment guidelines and restrictions. The Board also considered the support services provided to the Board and the legal and accounting services provided to the Funds. The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Funds were appropriate and that the Funds were likely to continue to benefit from those services provided under the contracts with the Adviser.

2. INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Board's analysis of the investment performance of the Funds took into account reports prepared by an independent consultant and data supplied by independent data service providers. Performance of the Funds was compared to performance of similar funds managed by other advisers over comparable periods, as well as to the expenses of those other funds. The independent analysis considered total return and risk ratios of the Funds and of similar funds, and a comparison of annualized total return over one, three, five, and ten year periods, where applicable, against expense group and performance universe averages. The Board considered the performance of the Funds as measured against its peers and against other Funds managed by the Adviser. After considering all the information, the Board concluded that the Funds and their shareholders were benefitting from the Adviser's investment management of the Funds, although noted that past performance is no guarantee of future results.

3. COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

The Board examined the fees charged by the Adviser as compared to the fees charged by comparable funds, based on information provided by the Adviser and by the independent consultant. The information considered by the Board compared various fees and expenses, as well as total expense ratios, of the Funds against the same fees and expenses of other funds of similar size, character and investment strategies. Although the total expense ratios for the Funds were not the lowest, they were not the highest either. The Board noted that total expense ratios for the Funds had continued to decrease since the inception of the Funds.

The Board considered the Adviser's management fees for other mutual fund accounts for which the Adviser serves as a sub-adviser. While the fees for those sub-advised accounts are lower than the fees for the Funds, the Adviser performs only portfolio management services for those accounts, and does not provide the many other services provided by the Adviser to the Funds. The Board discussed and considered those other services, which include accounting, oversight of service providers, legal, regulatory, risk management, and trustee support.

The Board also considered the costs of portfolio management, including the types of investments made for the Funds, the personnel and systems necessary to implement investment strategies, and the pre-tax profits realized by the Adviser and its affiliates from their relationship with the Funds. The Board also considered the financial condition of the Adviser and its affiliates.

The Board concluded that the management fee, as well as the total expenses paid by the Funds to the Adviser and its affiliates, were reasonable in light of the services provided and the performance of the Funds achieved by the Adviser over various time periods, and that the other expenses of the Funds were also reasonable.

4. ECONOMIES OF SCALE AND BENEFITS TO INVESTORS

The Board considered the extent to which each Fund's management fee reflected economies of scale for the benefit of Fund shareholders. The Board considered that the Funds do not have breakpoint fees, except the large cap Baron Fifth Avenue Growth Fund. The Board considered that the small and mid cap investment strategy required more attention by the Adviser than a strategy that involved other types of investing, particularly as the assets managed increased in size. The Board considered other components of the services provided by the Adviser with respect to economies of scale achieved as asset sizes increase. The Board concluded that each Fund's management fee structure was reasonable with respect to economies achieved for the benefit of shareholders.

After due consideration of the above enumerated factors, and additional factors, the Board, including a majority of the Independent Trustees, concluded that approval of the Fund's investment advisory agreement was in the best interests of the Fund and its shareholders.

BARON FUNDS
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end as to the federal tax status of distributions paid by the Funds during such fiscal year.

During the fiscal year ended September 30, 2006, Baron Asset Fund, Baron Growth Fund, and Baron Small Cap Fund designated the following distributions, as long-term capital gain dividend:

BARON ASSET FUND   BARON GROWTH FUND   BARON SMALL CAP FUND
----------------   -----------------   --------------------
$136,438,779          $222,904,672          $89,572,056


MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees oversees the management of the Funds. The following table lists the Trustees and executive officers of the Funds, their date of birth, current positions held with the Funds, length of time served, principal occupations during the past five years and other Trusteeships/Directorships held outside the Fund complex. Unless otherwise noted, the address of each executive officer and Trustee is Baron Funds, 767 Fifth Avenue, 49th Floor, New York, NY 10153. Trustees who are not deemed to be "interested persons" of the Funds as defined in the 1940 Act are referred to as "Disinterested Trustees." Trustees who are deemed to be "interested persons" of the Funds are referred to as "Interested Trustees." All Trustees listed below, whether Interested or Disinterested, serve as trustee for all five portfolios.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                           OTHER TRUSTEE/
NAME, ADDRESS &             POSITION(S) HELD        LENGTH OF     PRINCIPAL OCCUPATION(S)                  DIRECTORSHIPS
DATE OF BIRTH               WITH THE FUNDS          TIME SERVED   DURING THE PAST FIVE YEARS               HELD BY THE TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:

Ronald Baron*+              President, Chief        19 years      Chairman, Chief Executive Officer, and   None outside the Baron
767 Fifth Avenue, 49th fl   Executive Officer,                    Director, Baron Capital, Inc.            Funds Complex.
New York, NY 10153          Chief Investment                      (1982-Present); Baron Capital
DOB: May 23, 1943           Officer, Portfolio                    Management, Inc. (1983-Present); Baron
                            Manager and Trustee                   Capital Group, Inc. (1984-Present);
                                                                  BAMCO, Inc. (1987- Present); Portfolio
                                                                  Manager, Baron Asset Fund
                                                                  (1987-Present); Portfolio Manager,
                                                                  Baron Growth Fund (1995-Present);
                                                                  President (2004-Present), Chairman
                                                                  (1999-2004), Chief Investment Officer
                                                                  and Trustee (1987-Present), Baron
                                                                  Investment Funds Trust; President
                                                                  (2004-Present), Chairman (1997-2004),
                                                                  Chief Investment Officer and Trustee
                                                                  (1997-Present), Baron Capital Funds
                                                                  Trust; President (2004-Present),
                                                                  Chairman (2003-2004), Chief Investment
                                                                  Officer and Trustee (2003- Present),
                                                                  Baron Select Funds.

Linda S. Martinson*+        Chief Operating         19 years      Chief Operating Officer                  None outside the Baron
767 Fifth Avenue, 49th fl   Officer, Vice                         (2006-Present), General Counsel, Vice    Funds Complex.
New York, NY 10153          President, Secretary,                 President and Secretary, Baron
DOB: February 23, 1955      General Counsel and                   Capital, Inc. (1983-Present), BAMCO,
                            Trustee                               Inc. (1987- Present), Baron Capital
                                                                  Group, Inc. (1984- Present), Baron
                                                                  Capital Management, Inc. (1983-
                                                                  Present); Vice President, Secretary,
                                                                  General Counsel and Trustee, Baron
                                                                  Investment Funds Trust (1987-Present);
                                                                  Vice President, Secretary, General
                                                                  Counsel and Trustee, Baron Capital
                                                                  Funds Trust (1997-Present); Vice
                                                                  President, General Counsel, Secretary
                                                                  and Trustee, Baron Select Funds
                                                                  (2003-Present).

                                       36

BARON FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           OTHER TRUSTEE/
NAME, ADDRESS &           POSITION(S) HELD       LENGTH OF          PRINCIPAL OCCUPATION(S)                DIRECTORSHIPS
DATE OF BIRTH             WITH THE FUNDS         TIME SERVED        DURING THE PAST FIVE YEARS             HELD BY THE TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES:

Norman S. Edelcup(++)^**  Trustee,               19 years           Director (2006-Present) Compx          Director (2006-Present),
244 Atlantic Isles        Audit Committee                           International; Mayor (2003-Present),   Compx International;
Sunny Isles Beach,        Member                                    Commissioner (2001-2003), Sunny        Director (1975-Present),
FL 33160                                                            Isles Beach, Florida; Senior Vice      Valhi, Inc.
DOB: May 8, 1935                                                    President (2001-2004) and Director
                                                                    (2001-2006), Florida Savings Bank;
                                                                    Senior Vice President (1999-2000),
                                                                    Item Processing of America (a
                                                                    subsidiary of The Intercept Group);
                                                                    Chairman (1989-1999), Item
                                                                    Processing of America (a financial
                                                                    institution service bureau);
                                                                    Director (1975-Present), Valhi, Inc.
                                                                    (diversified company); Director
                                                                    (1985-1998), Artistic Greetings,
                                                                    Inc.; Trustee (1987-Present), Baron
                                                                    Investment Funds Trust; Trustee
                                                                    (1997-Present), Baron Capital Funds
                                                                    Trust; Trustee (2003- Present),
                                                                    Baron Select Funds.

David I. Fuente^**        Trustee                2 years            Director (1987-Present), Chairman,     Director (1987-Present),
701 Tern Point Circle                            (Elected 2004)     (1987-2002), and Chief Executive       Office Depot; Director
Boca Raton, FL 33431                                                Officer (1987-2000), Office Depot;     (1998-Present), Ryder
DOB: September 10, 1945                                             Director (1998-Present), Ryder         Systems, Inc.; Director
                                                                    Systems, Inc.; Director                (1993-Present), Dick's
                                                                    (1993-Present), Dick's Sporting        Sporting Goods, Inc.
                                                                    Goods, Inc.; Trustee (2004-Present),
                                                                    Baron Investment Funds Trust, Baron
                                                                    Capital Funds Trust, and Baron
                                                                    Select Funds.

Charles N. Mathewson^**   Chairman and Trustee   Chairman since     Chairman Emeritus (2003-Present),      None outside the Baron
9295 Prototype Drive                             2004 and Trustee   Chairman (1986-2003), International    Funds Complex.
Reno, NV 89521                                   19 years           Game Technology, Inc. (manufacturer
DOB: June 12, 1928                                                  of microprocessor-controlled gaming
                                                                    machines and monitoring systems);
                                                                    Chairman (1994-2002), American
                                                                    Gaming Association; Chairman
                                                                    (2004-Present), Trustee
                                                                    (1987-Present), Baron Investment
                                                                    Funds Trust; Chairman (2004-Present)
                                                                    Trustee (1997-Present), Baron
                                                                    Capital Funds Trust; Chairman (2004-
                                                                    Present), Trustee (2003-Present),
                                                                    Baron Select Funds.

Harold W. Milner^**       Trustee                19 years           Retired; President and Chief           None outside the Baron
2293 Morningstar Drive                                              Executive Officer (1985-1997),         Funds Complex.
Park City, UT 84060                                                 Kahler Realty Corporation (hotel
DOB: September 11, 1934                                             ownership and management); Trustee
                                                                    (1987- Present), Baron Investment
                                                                    Funds Trust; Trustee (1997-Present),
                                                                    Baron Capital Funds Trust; Trustee
                                                                    (2003-Present), Baron Select Funds.

                                       37

BARON FUNDS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          OTHER TRUSTEE/
NAME, ADDRESS &             POSITION(S) HELD   LENGTH OF     PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DATE OF BIRTH               WITH THE FUNDS     TIME SERVED   DURING THE PAST FIVE YEARS                   HELD BY THE TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES:

Raymond Noveck(++)^**       Trustee            19 years      Private Investor (1999-Present); President   None outside the Baron
31 Karen Road                                                (1997-1998), The Medical Information Line,   Funds Complex.
Waban, MA 02168                                              Inc. (health care information); President
DOB: May 4, 1943                                             (1990-1997), Strategic Systems, Inc.
                                                             (health care information); Director (1987-
                                                             1997), Horizon/CMS Healthcare Corporation;
                                                             Trustee (1987-Present), Baron Investment
                                                             Funds Trust; Trustee (1997-Present), Baron
                                                             Capital Funds Trust; Trustee (2003-
                                                             Present), Baron Select Funds.

David A. Silverman, MD^**   Trustee            19 years      Physician and Faculty (1976-Present), New    Director (1999-Present),
146 Central Park West                                        York University School of Medicine;          New York Blood Center.
New York, NY 10024                                           Trustee (1987-Present), Baron Investment
DOB: March 14, 1950                                          Funds Trust; Trustee (1997-Present), Baron
                                                             Capital Funds Trust; Trustee (2003-
                                                             Present), Baron Select Funds.

Alex Yemenidjian^**         Trustee            1 year        Trustee (2000-Present), American Film        Trustee (2006-Present),
1925 Century Park East                                       Institute; Trustee (2006-Present), Baron     American Film Institute;
Suite 1975                                                   Investment Funds Trust; Chairman and Chief   Director (2005-
Los Angeles, CA 90067                                        Executive Officer (2005-Present), Armenco    Present), Guess?, Inc.;
DOB: December 27, 1955                                       Holdings, LLC (investment company);          Director (2005-Present),
                                                             Director (2005-Present), Guess?, Inc.        Regal Entertainment
                                                             (retail); Director (2005-Present), Regal     Group; Director
                                                             Entertainment Group (entertainment           (1989-Present), The
                                                             company); Director (1989-Present), The       Lincy Foundation;
                                                             Lincy Foundation; Director (1989-Present)    Director (1989-
                                                             The United Armenian Fund; Director, (2005-   Present), The United
                                                             Present) USC Marshall School of Business     Armenian Fund; Director
                                                             Board of Leaders; Co-chair of Imagine the    (2005-Present), USC
                                                             Arts Campaign (2005-Present) California      Marshall School of
                                                             State University-Northridge; Chairman and    Business Board of
                                                             Chief Executive Officer (1999-2005),         Leaders; Co-chair of
                                                             Metro-Goldwyn-Mayer, Inc.; Director and      Imagine the Arts
                                                             member of Executive Committee (1989-2005),   Campaign (2005-
                                                             MGM MIRAGE, Inc.; President and Chief        Present), California
                                                             Operating Officer (1989-1999), MGM Grand,    State
                                                             Inc. (now MGM MIRAGE, Inc.); Managing        University-Northridge.
                                                             Partner (1984-1989), Parks, Palmer, Turner
                                                             & Yemenidjian (certified public accounting
                                                             firm).



                                       38

BARON FUNDS
--------------------------------------------------------------------------------

OFFICERS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               OTHER TRUSTEE/
NAME, ADDRESS &             POSITION(S) HELD        LENGTH OF     PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DATE OF BIRTH               WITH THE FUNDS          TIME SERVED   DURING THE PAST FIVE YEARS                   HELD BY THE TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL OFFICERS OF THE FUNDS:

Clifford Greenberg          Senior Vice President   10 years      Director (2000-Present), Baron Capital,      None
767 Fifth Avenue, 49th fl                                         Inc. and Baron Capital Group, Inc.;
New York, NY 10153                                                Director (2003-Present), BAMCO, Inc. and
DOB: April 30, 1959                                               Baron Capital Management, Inc.; Senior
                                                                  Vice President (2003-Present), Baron
                                                                  Capital Inc., Baron Capital Group, Inc.,
                                                                  and BAMCO, Inc.; Portfolio Manager (1997-
                                                                  Present), Baron Small Cap Fund; Vice
                                                                  President (1997-2003), Baron Capital,
                                                                  Inc., Baron Capital Group, Inc., and
                                                                  BAMCO, Inc.; General Partner (1984-1996),
                                                                  HPB Associates, LP (investment
                                                                  partnership).

Gretta Heaney               Chief Compliance        2 years       Vice President, Assistant General Counsel,   None
767 Fifth Avenue, 49th fl   Officer                               Chief Compliance Officer: Baron Capital,
New York, NY 10153                                                Inc. (2002-Present), Baron Capital
DOB: July 10, 1960                                                Management, Inc., BAMCO, Inc. (2004-
                                                                  Present); Chief Compliance Officer: Baron
                                                                  Investment Funds Trust, Baron Capital
                                                                  Funds Trust, Baron Select Funds (2004-
                                                                  Present); Chief Compliance Officer: Baron
                                                                  Managed Funds plc (2005-Present); Vice
                                                                  President, Goldman Sachs (2000-2002); Vice
                                                                  President, Associate Counsel, Hoenig &
                                                                  Co., Inc. (1995-2000).

Andrew Peck                 Vice President          4 years       Vice President and Co-Portfolio Manager      None
767 Fifth Avenue, 49th fl                                         (2003-Present), Baron Asset Fund; Analyst
New York, NY 10153                                                (1998-Present), Baron Capital, Inc.
DOB: March 25, 1969

Susan Robbins               Vice President          19 years      Senior Analyst, Vice President and           None
767 Fifth Avenue, 49th fl                                         Director (1982-Present), Baron Capital,
New York, NY 10153                                                Inc.; Senior Analyst, Vice President and
DOB: October 19, 1954                                             Director (1984-Present), Baron Capital
                                                                  Management, Inc.

Peggy C. Wong               Treasurer and Chief     19 years      Treasurer and Chief Financial Officer        None
767 Fifth Avenue, 49th fl   Financial Officer                     (1987-Present), Baron Capital, Inc., Baron
New York, NY 10153                                                Capital Group, Inc., BAMCO, Inc. and Baron
DOB: April 30, 1961                                               Capital Management, Inc.
----------------------------------------------------------------------------------------------------------------------------------

* Trustees deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940 by reason of their employment with the Funds' Adviser and Distributor.
+ Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board of Trustees when the full Board of Trustees is not in session.
(++) Members of the Audit Committee.
^    Members of the Nominating Committee.
**   Members of the Independent Committee.

[registered castle logo]
B A R O N
F U N D S(R)
















                                                                        SEP06

Item 2. Code of Ethics.

        Filed herewith pursuant to Item 10(a) (1) of Item 2 to Form N-CSR. The Funds will provide a copy of the Code of Ethics to any person without charge, upon written request to info@baronfunds.com or by calling 1-800-992-2766.

Item 3. Audit Committee Financial Expert.

          The Board of Trustees of the Fund has determined that Norman S. Edelcup, and Raymond Noveck, both members of the Audit Committee, possess the technical attributes identified in Instruction 2(b) of
          Item 3 to Form N-CSR to qualify as "Audit Committee Financial Expert" and has designated both Mr. Edelcup and Raymond Noveck as the Audit Committee's Financial Experts. Both Mr. Noveck and Mr. Edelcup is an "idependent" Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

          The following table shows the fees paid to PricewaterhouseCoopers, LLP, the registrant's prinicpal accounting firm during the fiscal year October 1, 2005 to September 30, 2006 (a) for profesional services rendered for the audit of the registrant's annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements ("Audit Fees"), (b) for assurance and related services that are reasonably related to the performance of the audit and are not included as Audit Fees ("Audit-Related Fees"), (c) for professional services rendered for tax compliance, tax advice and tax planning ("Tax Fees"), and (d) for products and services provided by such accounting firm that are not included in (a), (b) or (c) above ("All Other Fees").

For the Fiscal Year Ended September 30, 2006:

                                  Audit Fees                    Tax Fees
                                  -----------                   ---------
Baron Asset                        $42,000                       $7,400
Baron Growth Fund                   43,000                        6,900
Baron Small Cap Fund                38,000                        5,800
Baron iOpportunity Fund             21,000                        5,800
Baron Fifth Avenue Growth Fund      18,000                        5,800

     Pursuant to its charter, the Audit Committee shall pre-approve all audit and non-audit services provided by the independent auditors and in connection therewith to review and elvaluate the qualifications, independence and performance of the Fund's independent auditors.

Item 5.  Audit Committee of Listed Registrants.

     The members of the Fund's Audit Committee are Norman Edelcup and Raymond Noveck, both "idependent" Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 6.  Schedule of Investments.

     Please see Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        NOT APPLICABLE.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

        NOT APPLICIABLE.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        NOT APPLICABLE.

Item 10. Submission of Matters to a Vote of Security Holders.

        PREVIOUSLY FILED.

Item 11. Controls and Procedures.

          (a)  The  Registrant's   principal  executive  officer  and  principal
          financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

          (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

     a).    Ex-99.COE

          Current copy of the Funds Code of Ethics to Item 2 of the Form N-CSR.

     b).    Ex-99.CERT

          Certification pursuant to Item 10(b) of the Form N-CSR.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 BARON INTVESTMENT FUNDS TRUST



                                 By:   /s/ Ronald Baron
                                       -------------------
                                           Ronald Baron
                                           President and Chief Executive Officer

                                 Date: December 7, 2006




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                                 By:   /s/ Ronald Baron
                                       --------------------
                                           Ronald Baron
                                           President and Chief Executive Officer

                                 Date: December 7, 2006



                                 By:   /s/ Peggy Wong
                                       --------------------
                                           Peggy Wong
                                           Treasurer and Chief Financial Officer

                                 Date: December 7, 2006


A signed original of this written statement has been provided to Baron Capital Funds Trust and will be retained by Baron Capital Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.